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                                                                   EXHIBIT 10.26

                           ASSOCIATED HOLDINGS, INC.
                      EXECUTIVE STOCK PURCHASE AGREEMENT
                      ----------------------------------


          This EXECUTIVE STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 31, 1992, and is by and among WINGATE PARTNERS, L.P., a Delaware limited partnership ("Wingate"), ASI PARTNERS, L.P., a Delaware limited partnership ("ASI"), ASSOCIATED HOLDINGS, INC., a Delaware corporation (the "Company"), and Daniel J. Schleppe ("Executive").

          Executive desires to purchase, and Wingate and ASI desire to sell, shares of Class A Common Stock, par value $0.01 per share ("Common Stock"), and Class A Preferred Stock, par value $0.01 per share ("Preferred Stock"), of the Company upon the terms and subject to the conditions contained herein.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, each of Wingate and ASI severally agrees to sell, and the Executive agrees to purchase, the number of shares of Common Stock and the number of shares of Preferred Stock set forth below the Executive's name on the signature page hereto for the respective purchase prices also set forth below the Executive's name on the signature page hereto. The number of shares of Common Stock and Preferred Stock to be sold by Wingate is herein called the "Wingate Portion" and the number of shares of Common Stock and Preferred Stock to be sold by ASI is herein called the "ASI Portion." Executive acknowledges and understands that each of Wingate and ASI have borrowed funds (the "Loans") in order to purchase the Wingate Portion and ASI Portion at the closing of the acquisition by the Company and its wholly-owned subsidiary, Associated Stationers, Inc. ("Stationers"), of the business and assets of the wholesale division of Boise Cascade Office Products Corporation (the "Acquisition Closing"). Accordingly, at the Closing (as defined below), in addition to the payment of the purchase price paid by Executive for the Wingate Portion and the ASI Portion, the Executive shall reimburse each of Wingate and ASI for the interest costs of the Loans incurred by them from the date of the Loans until the Closing (the "Borrowing Costs"). Additionally, the Executive may allocate all or a portion of the Common Stock and/or Preferred Stock to be purchased hereunder to one or more individual retirement account or accounts of the Executive (collectively, the "IRA"). For purposes of this Agreement, all references to Executive herein shall include reference to his IRA to the extent appropriate.

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     2.  Closing.
         -------

         (a) The purchase and sale of the shares of Common Stock and Preferred Stock contemplated above will take place at a closing (the "Closing") at a place or places mutually acceptable to the Executive, Wingate, and ASI and shall occur on a date not later than June 1, 1992; provided the Executive shall have the right to extend the Closing two times for a period of not greater than 30 days each time by giving written notice of such requested extension to each of Wingate and ASI at their respective addresses set forth on the signature pages hereto at least two days prior to the then scheduled date for Closing, but in no event shall the Closing take place later than July 31, 1992. If any and all conditions to the Executive's obligation to purchase, and Wingate's and ASI's obligation to sell, hereunder have been satisfied or waived as of the date set for Closing, if and as extended as provided above, then any rights of the Executive to purchase all or any amount of the Wingate Portion and/or the ASI Portion shall terminate and be of no further force or effect if the Executive fails to purchase the Wingate Portion and the ASI portion on the date set for Closing, if and as extended as provided above.

         (b) The Executive shall, at the Closing, deliver by wire transfer to an account or accounts designated by Wingate and ASI same day federal funds in an amount equal to the purchase price of the Wingate Portion and the ASI Portion, respectively, purchased by the Executive pursuant to this Agreement.

         (c) Upon such purchase, Wingate and ASI shall cause the Company to deliver to the Executive, against payment of the purchase price therefor, a certificate representing the shares of Common Stock and a certificate representing the shares of Preferred Stock purchased by the Executive hereunder. Such certificates shall be registered in the name of the Executive. The Executive shall deposit the certificate or certificates representing such shares of Common Stock in trust pursuant to the Voting Trust Agreement (as hereinafter defined) and voting trust certificates shall be issued in respect thereof in accordance with the terms and provisions of the Voting Trust Agreement.

         (d) Any tax imposed on the issuance of the shares of Common Stock or the shares of Preferred Stock purchased by the Executive hereunder will be paid by the Company at Closing.

     3.  Representations, Warranties, and Certain Agreements of the
         ----------------------------------------------------------
Executive.  The Executive understands and agrees with the Company, Wingate, and
- ---------
ASI that the offering and sale of the Common Stock and Preferred Stock to the Executive hereunder is intended to be exempt from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") by virtue of the

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provisions of Section 4(2) of the Securities Act and Rule 506 of Regulation D
thereunder, and that there is no existing public or other market for the Common Stock or the Preferred Stock and there can be no assurance that the Executive will be able to sell or otherwise dispose of all or any portion of the Common Stock or the Preferred Stock. In that regard, the Executive hereby represents and warrants to, and agrees with, the Company, Wingate, and ASI that:

         (a) Executive is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

         (b) Executive has such knowledge and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Common Stock and Preferred Stock; has all information deemed by Executive to be necessary or appropriate to evaluate the risks and merits of an investment in the Common Stock and Preferred Stock; has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and the terms and conditions of the sale of the Common Stock and Preferred Stock; has a financial condition such that Executive is under no present need to dispose of any portion of the Common Stock and Preferred Stock to satisfy any existing or contemplated undertaking or indebtedness; and is able to bear the economic risk of an investment in the Common Stock and Preferred Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of Executive's investment and the possible inability to sell or transfer the Common Stock and Preferred Stock for an indefinite period of time.

         (c) Executive is acquiring the Common Stock and Preferred Stock for Executive's own account for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

         (d) Executive understands that the Common Stock and Preferred Stock have not been registered under the Securities Act or any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") in reliance, in part, upon the representations, warranties, and covenants contained herein. Executive also understands that Executive cannot offer for sale, sell, or transfer any of the Common Stock and Preferred Stock unless such offer, sale, or transfer has been registered under the Securities Act and under any applicable blue sky laws or unless an exemption from such registration is available with respect to any such proposed offer, sale, or transfer. Executive further understands that the Company is under no obligation to register the Common Stock and Preferred Stock in the future.

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         (e)  Executive agrees and acknowledges that a restrictive legend may be placed on certificates representing any or all of the Common Stock and Preferred Stock and that transfer of any or all of such Common Stock and Preferred Stock may be refused by the Company or its transfer agent, if any, unless such Common Stock and Preferred Stock for which transfer is sought is registered under the Securities Act and all other applicable federal securities or blue sky laws and such laws are complied with or unless Executive provides information satisfactory to the Company that such registration is not required.

         (f) Executive agrees to indemnify and hold the Company, Wingate, and ASI harmless from and against all losses, costs, liabilities, and expenses suffered or incurred by the Company, Wingate, or ASI and arising out of or related to the resale or distribution by the Executive of any Common Stock and Preferred Stock in violation of the Securities Act or any other applicable federal securities laws or blue sky laws.

     4.  Securities Subject to Agreement.  (a)  In addition to any Common
         -------------------------------
Stock and Preferred Stock purchased by the Executive hereunder, the Company has granted and may hereafter grant to the Executive, options under the Company's 1992 Management Stock Option Plan, a copy of which is attached hereto as Exhibit
                                                                         -------
A (the "Plan") entitling the Executive to purchase additional shares of Common
- -
Stock at the price of $10.00 per share (the "Options") and subject to the terms and conditions set forth in the Option Agreement attached hereto as Exhibit B
                                                                    ---------
(the "Option Agreement"). This Agreement, and the restrictions and limitations contained herein, applies to all Common Stock and Preferred Stock now owned or hereafter acquired by the Executive (through purchase hereunder or exercise of all or any portion of the Options), any voting trust certificates issued or issuable to Executive pursuant to the Voting Trust Agreement (the "Voting Trust Agreement") dated as of January 31, 1992 among the Company, the Voting Trustees named therein, and certain beneficial owners of Common Stock of the Company identified therein and who may become parties thereto, and any shares of Common Stock or Preferred Stock otherwise acquired by Executive, including any Common Stock issued with respect to Common Stock owned by Executive by way of a stock split, stock dividend, recapitalization or otherwise. All such Common Stock, Preferred Stock, and voting trust certificates to which this Agreement applies are herein collectively called the "Executive Securities." Executive Securities will continue to be Executive Securities in the hands of any other holder (except for the Company, any subsidiary of the Company, any Sponsor Holder [as defined below] or transferees in a public sale) and each such other holder of Executive Securities will succeed to all of the rights and obligations of the Executive pursuant to Section 5 hereof. As used herein, the term "Sponsor Holder" shall mean each of Wingate and its affiliates and ASI and its affiliates.

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         (b)  As of the date hereof the Company shall, pursuant to Option
Agreements, grant to the Key Executives (as defined below) Options to purchase an aggregate number of shares of Common Stock equal to 21,684 and allocated as set forth on Exhibit C hereto (the "First Options"). The Company agrees that
             ---------
within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 21,684 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $10.00 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive. As used herein, the term "Key Executives" shall collectively mean Michael D. Rowsey, Daniel J. Schleppe, Robert W. Eberspacher, and Lawrence E. Miller.

         (c) The Second Options shall be granted under the same form of option agreement as the Option Agreement, except for the number of shares and except that vesting shall be in increments of 25% on the four succeeding anniversaries of the date of grant. If the Second Options have not been granted in full at the time of a Major Transaction (as defined in the Option Agreements), any ungranted Second Options shall be treated as having been granted to the Key Executives in proportion to the number of shares originally covered by the First Options and the Key Executives shall receive the special distributions contemplated by Section 2 of the Option Agreement.

     5.  Repurchase Right of the Company.
         -------------------------------

         (a) In the event the Executive dies, retires, becomes Disabled (as defined below) or ceases to be employed or retained by the Company or one of its subsidiaries or other affiliates, for any reason (a "Termination"), the Executive Securities (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase by the Company, and, if applicable, one or more of the Sponsor Holders (as determined by subparagraph (f), below) pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Right"). As used herein, the term "Disabled" shall mean the Executive's inability, due to illness, accident, injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations to the Company as an employee thereof or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

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         (b) The purchase price for each share of Common Stock included in the
Executive Securities will be the net book value thereof at the date of such Termination; provided, however, that if the Repurchase Right is triggered by a Termination constituting a Special Termination Event (as defined below) then the purchase price for each such share of Common Stock will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of the date of such Special Termination Event. As used herein, the term "Special Termination Event" shall mean (i) the death of the Executive, (ii) the retirement by the Executive at or after age 59, (iii) a termination by Stationers of the Executive's employment under the Employment Agreement dated as of the date hereof between Stationers and the Executive without Cause (as such term is defined in such Employment Agreement), (iv) a termination of employment due to the Executive becoming Disabled, or (v) a termination of employment (other than for Cause) at a time that there is a public market for shares of Common Stock of the Company.

         (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Company's exercise of the Repurchase Right in connection with any Termination shall be the redemption value of $1,000 per share plus any accrued but unpaid dividends thereon, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction (the "Preferred Stock Price").

         (d) The purchase price for any vested share of Common Stock covered by an Option ("Option Share") included in the Executive Securities with respect to the Company's exercise of the Repurchase Right shall be equal to the product of
(i) the price which would apply to a share of Common Stock (determined by the method set forth in subparagraph (b) above) minus the exercise price therefor and (ii) the number of Option Shares which may be acquired at the time of such purchase, according to the vesting and exercise schedule in the Option Agreement or other option agreement entered into by the Executive (the "Option Share Price").

         (e) The Company shall have a first option to acquire the Executive Securities pursuant to the Repurchase Right and may elect to purchase all or any portion of the Executive Securities included therein by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within 30 days after the Termination or, in case of the death of the Executive, within 30 days after the Company first becomes aware of the Executive's death. The Repurchase Notice shall set forth the amount and price of the Executive Securities to be acquired from such holder or holders, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The

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Executive Securities to be repurchased by the Company first shall be satisfied to the extent possible from the Executive Securities held by the Executive (or the Executive's estate) at the time of delivery of the Repurchase Notice. If the Executive Securities then held by the Executive (or the Executive's estate) are less than the Executive Securities the Company has elected to purchase, the Company shall purchase the remaining Executive Securities from the transferee holder(s) of the Executive Securities pro rata according to the amount held by such transferee holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest full share).

         (f) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Right, the Sponsor Holders who qualify as "accredited investors" under Regulation D of the Securities Act (the "Accredited Holders") may exercise the Repurchase Right for the Executive Securities the Company has not elected to purchase (the "Available Securities"). As soon as practicable after the Company has determined that there will be Available Securities, the Company shall give written notice (the "Company Notice") to the Accredited Holders, setting forth the amount and nature of Available Securities and the purchase price for the Available Securities. Each of the Accredited Holders may select the amount and type of the Available Securities (if any) that such Accredited Holder elects to purchase by giving written notice thereof to the Company within 20 days after the Company Notice has been given to such Accredited Holder by the Company. If the Accredited Holders collectively select a number of shares of Available Securities greater than the amount of Available Securities available, then all Available Securities shall be allocated pro rata among the Accredited Holders electing to participate, based upon the number of shares of each type of Executive Securities subscribed for by each such Accredited Holder. As soon as practicable, and in any event within 5 days after the expiration of the 20-day period set forth above, the Company shall notify each proposed transferor of Executive Securities as to the number of shares of Executive Securities being purchased from such transferor by the Company and each Accredited Holder (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice, the Company also shall deliver written notice to the Accredited Holders electing to participate, setting forth the type and number of shares of Executive Securities the Accredited Holders electing to participate are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

         (g) The closing of the purchase of the Executive Securities pursuant to any exercise of the Repurchase Right shall take place on the latest date designated by the Company in the

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Repurchase Notice or Supplemental Repurchase notice, which date shall not be more than 30 days nor less than 10 days after the delivery of the later of either such notice to be delivered. The Company and/or the Accredited Holders electing to participate shall pay for the Executive Securities to be purchased pursuant to the Repurchase Right in cash by a bank cashier's check, certified check or by wire transfer. If at the time of consummation of any exercise of a Repurchase Right by the Company, the terms and provisions of the credit facilities of the Company or of its subsidiary, Associated Stationers, Inc. ("Stationers"), effectively prevent the Company from paying the purchase price for the Executive Securities to be purchased in cash, then the portion of such purchase price in excess of the amount the Company is so permitted to pay in cash, if any (the "Excess Amount"), may be paid by the Company by delivery of the Company's subordinated promissory note or notes, which note or notes in the aggregate shall (i) be payable in seven equal annual installments of principal payable on each of the first seven anniversaries of such purchase, (ii) be prepayable at any time in the inverse order of maturity without any penalty,
(iii) bear interest at the applicable long-term federal rate in effect at the time of the issuance of the note or notes (plus 100 basis points), and (iv) be subordinated in right of payment and upon liquidation to any senior indebtedness of the Company and/or Stationers. Accrued interest on the note or notes will be payable on the dates that the installments of principal are payable. Notwithstanding anything in this subsection to the contrary, any payments under the subordinated notes described above shall be subject to any restrictions or limitations on such payments contained in (i) the Debt Agreements (as defined below) and (ii) any and all applicable state and federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority. As used herein the term "Debt Agreements" shall mean the Credit Agreement dated as of January 31, 1992 among the Company, Associated Stationers, Inc., The Chase Manhattan Bank (National Association), as agent, and the lenders which become parties thereto and the notes and other documents and instruments executed and delivered in connection therewith, as such Credit Agreement and notes and other documents and instruments may from time to time be amended or supplemented, and any agreements evidencing any renewal, extension, refinancing, refunding or replacement thereof.

         (h) In the event of the termination of a marital relationship of the Executive and his spouse by divorce or annulment and the Executive does not acquire all Executive Securities or interests therein ("Divorce Securities") awarded to his spouse (the "Divorced Spouse") within 30 days from the date such Divorce Securities are so awarded (the "Divorce Securities Determination Date"), then the Executive shall give the Company written notice of such Divorce Securities Determination Date within 20 days thereof (the "Divorce Notice"), which notice shall

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

describe the Divorce Securities passing to the Divorced Spouse in connection therewith. Upon receipt of the Divorce Notice, the Company shall have the option to purchase any and all Divorce Securities awarded to the Divorced Spouse (the "Divorce Call Right").

              (i) The purchase price for each share of Common Stock included in the Divorce Securities to be repurchased by the Company pursuant to any exercise of the Divorce Call Right at any time shall be the net book value thereof at the date of the exercise of the Divorce Call Right by the Company.

             (ii) The purchase price for each share of Preferred Stock included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Preferred Stock Price.

            (iii) The purchase price for any vested Option Share included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Option Share Price.

             (iv) Within 30 days after the date the Company receives the Divorce Notice, the Company shall notify the Divorced Spouse in writing (the "Company Divorce Election Notice") of the number of Divorce Securities that the Company desires to purchase and the date for the closing of such purchase which shall not be more than 60 days nor less than 10 days after the date the Divorced Spouse receives the Company Divorce Election Notice.

              (v) At the closing of the purchase by the Company of any Divorce Securities hereunder, the Company shall pay the applicable purchase price therefor in the same manner and on the same terms and conditions as set forth in Section 5(a) hereof.

         6.   Executive Put Rights.
              --------------------

              (a) In the event the Executive dies, retires at or after age 59, or becomes Disabled (each a "Put Termination Event"), the Executive or his estate, as applicable (for purposes of this Section 6 all references to the "Executive" shall include reference to his estate if applicable), may require the Company to repurchase any or all of the Executive Securities then held by the Executive (the "Executive Put Right").

              (b) The purchase price for each share of Common Stock included in the Executive Securities to be put to the Company pursuant to any exercise of the Executive Put Right at any time will be the fair market value thereof (as determined in

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

good faith by the Board of Directors of the Company) as of date of such Put Termination Event.

         (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right in connection with any Put Termination Event shall be equal to the Preferred Stock Price.

         (d) The purchase price for any vested Option Share included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right at any time shall be equal to the Option Share Price.

         (e) To effectively exercise an Executive Put Right hereunder, the Executive shall give the Company written notice (the "Executive Put Notice") to the Company within 90 days after a Put Termination Event. The Executive Put Notice shall set forth the amount and price of the Executive Securities to be put to the Company. Within 60 days after the receipt by the Company of the Executive Put Notice, the Company shall notify the Executive of the determination by the Board of Directors of the Company of the fair market value of any Common Stock included in the Executive Securities (the "Company Put Response"). Within 20 days after the receipt by the Executive of the Company Put Response, the Executive shall notify the Company in writing (the "Supplemental Executive Put Notice") of his election to either (i) consummate the proposed Executive Put Right based on the fair market value of the Common Stock included in the proposed Executive Securities as determined by the Board of Directors of the Company; (ii) withdraw the Common Stock included in the Executive Securities from the exercise of the proposed Executive Put Right and continue to put Executive Securities, other than Common Stock, to the Company pursuant to the proposed exercise of the Executive Put Right; or (iii) withdraw all Executive Securities proposed to put to the Company pursuant to the proposed exercise of the Executive Put Right. The Supplemental Executive Put Notice shall also set forth the closing date for the consummation of any such exercise of the Executive Put Right. The closing of the purchase of the Executive Securities pursuant to an exercise of the Executive Put Right shall take place on the date designated in the Supplemental Executive Put Notice, which date shall not be more than 60 days nor less than 10 days after the delivery thereof to the Company. The Company shall be obligated to pay for the Executive Securities described in the Supplemental Executive Put Notice on the same terms and conditions as set forth in Section 5(g) hereof.

         (f) The Executive Put Right described in this Section 6 shall be considered personal to the Executive and shall not be transferrable to any purchaser or other holder of any

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Executive Securities other than the Executive's estate and the personal representative or administrator thereof.

     7.  Ancillary Agreements.  At Closing, the Executive agrees to
         --------------------
execute and deliver to and for the benefit of the Company, Stationers, and/or the other parties thereto, the Option Agreement attached hereto as Exhibit B,
                                                                   ---------
the Registration Rights Agreement attached hereto as Exhibit D, the Voting Trust
                                                     ---------
Agreement attached hereto as Exhibit E, and the Stockholders Agreement attached
                             ---------
hereto as Exhibit F (such agreements being collectively referred to herein as
          ---------
the "Ancillary Agreements" and individually as an "Ancillary Agreement").

     8.  Additional Covenants of the Company.  In addition to the other
         -----------------------------------
covenants and agreements of the Company contained herein the Company agrees, and agrees to cause Stationers, if applicable, to comply with the following agreements.

         (a) The Company understands that the Key Executives as a group have engaged the law firm of Jones, Day, Reavis & Pogue as legal counsel to the Key Executives. The Company has been advised that Boise Cascade Corporation or one or more of its affiliates (collectively, "Boise") has agreed to reimburse the Key Executives, as a group, for the first $15,000 of the legal fees and the costs and expenses associated therewith incurred by the Key Executives in connection with the Key Executives' participation in the acquisition by the Company and Stationers of the properties, assets, and business of Boise Cascade Office Products Corporation associated with or otherwise relating to its wholesale division and the equity and debt financing transactions associated therewith (collectively, the "Acquisition"). The Company hereby agrees to reimburse, or cause Stationers to reimburse, the Key Executives, as a group, for all legal fees, costs, and expenses of Jones, Day, Reavis & Pogue incurred by the Key Executives, as a group, in connection with their participation in the Acquisition which are in excess of the first $15,000 so incurred and up to an additional $15,000 in the aggregate, subject to verification and approval by the Company. Any portion of such legal fees, costs, and expenses in excess of $30,000 or for which the Key Executives do not receive reimbursement from Boise as contemplated shall not be the responsibility of the Company or Stationers.

         (b) The initial chief financial officer of Stationers hired by the board of directors of Stationers shall be given the opportunity to purchase shares of Common Stock and Preferred Stock of the Company in the same ratio as the Executive and for the purchase price of not less than the fair market value of such shares at the time of purchase, as determined in good faith by the board of directors of the Company. The maximum dollar amount of the shares of Common Stock and Preferred Stock to be reserved for purchase by such initial chief financial officer shall be no more than $147,500. Any purchase of shares of Common Stock and Preferred Stock of the Company by such initial chief financial officer shall dilute all holders of Common Stock and Preferred Stock on a ratable basis.

         (c) The Company and/or Stationers shall pay all closing fees payable to the senior lenders to Stationers and the Company and shall pay closing fees aggregating not more than $1,500,000 to the Sponsor Holders and Good Capital Co., Inc. After the Closing, the total amount of all management, directors, and other recurrent fees payable by the Company or Stationers to the Sponsor Holders and Good Capital Co., Inc. will not exceed $350,000 to Wingate Partners, L.P. and a total of $150,000 to Cumberland Capital Corporation and Good Capital Co., Inc., unless escalated in good faith by the board of directors of the Company. If there is an extraordinary transaction affecting the Company, such as a recapitalization, refinancing or sale, the board of directors of the Company may retain the services of one or more of such parties in connection therewith if it determines that the services and fee structure therefor will be fair to the Company.

         (d) The Company will, at Closing, provide to Michael D. Rowsey, as the representative of each Key Executive, complete information and documentation concerning the following matters and all other matters material to the Key Executives' investment in the Company and employment with Stationers:

              (i) the various classes of Common Stock and Preferred Stock and warrants to be issued in respect thereof, including the purchase price for such Common Stock and Preferred Stock and the exercise prices in respect of the warrants;

             (ii) all fees and expenses arising in respect of the Acquisition and any subsequent management or other fees including those to be paid to the Sponsor Holders or their affiliates;

            (iii)  loan agreements and other financing documents;

             (iv) any other material agreements to be executed or commitments made as a part of the transaction; and

              (v)  available business plans and projections.

     9.  Conditions Precedent to Obligation of the Executive.  The
         ---------------------------------------------------
obligation of the Executive to purchase the Common Stock and Preferred Stock to be purchased by the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by Executive of the following conditions:

         (a) The Company shall have performed and complied with the covenants and agreements contained in this Agreement required to be performed with and complied with by the Company prior to or at the Closing.

         (b) The Executive shall have received a counterpart of this Agreement and each Ancillary Agreement, duly executed and delivered by Holdings and/or Stationers, as applicable.

     10. Conditions Precedent to Obligation of Wingate and ASI.  The
         -----------------------------------------------------
obligations of Wingate and ASI, to sell the Wingate Portion and the ASI Portion to be sold to the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by the Company of the following conditions:

         (a) All representations and warranties made by the Executive herein shall be true and correct as of the Closing with the same effect as if such representations and warranties had been made as of the Closing.

         (b) The Executive shall have performed and complied with the covenants and agreements contained herein required to be performed with and complied with by the Executive prior to or at the Closing.

         (c) The Acquisition and all transactions contemplated thereby shall have been consummated as of the Acquisition Closing.

         (d) The Company, Wingate, and ASI shall have received the opinion of counsel described in Section 8(a) above in form and substance satisfactory to the Company, Wingate, and ASI to the effect that any IRA purchaser hereunder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and covering such other matters as are reasonably requested by the Company.

     11. Termination.  The rights and obligations of the Company, the
         -----------
Sponsor Holders, and/or the Executive relating to repurchases of Executive Securities pursuant to the provisions of Sections 5 and 6 hereof shall terminate
(i) upon the consummation of a Qualified Public Offering (as defined below);
(ii) upon the written consent of the Company and the holders of 66-2/3% or more of the Executive Securities; or (iii) in any event, the earlier of 10 years from the date hereof or the dissolution of the Company. As used herein, the term "Qualified Public Offering" shall mean the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in the public ownership of not less than 20% of the Common Stock of the Company on a fully-diluted basis, which shares of Common Stock are listed upon the New York Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System and which offering shall have resulted in the receipt by the Company and any selling stockholders of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with the offerings) of at least $37.5 million.

     12. Specific Performance.  In the event of any controversy concerning
         --------------------
the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

     13. Waiver.  The failure of either party to insist, in any one or
         ------
more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

     14. Notices.  Any notice provided for in this Agreement shall be in
         -------
writing and shall be either personally delivered, or mailed by registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the address indicated by the stock records of the Company, or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

     15. Severability.  In the event that any provision shall be held to
         ------------
be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable.

     16. Amendment.  This Agreement may be amended only by an agreement in
         ---------
writing signed by the parties hereto.

     17. Governing Law.  The corporate law of the State of Delaware shall
         -------------
govern all issues concerning the relative rights of the Company, Executive, and the Sponsor Holders related to the Executive Securities. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

     18. Complete Agreement.  This Agreement, those documents expressly
         ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     19. Counterparts.  This Agreement may be executed in separate
         ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     20. Successors and Assigns.  This Agreement shall be binding upon and
         ----------------------
inure to the benefit of and shall be enforceable by and against Executive's heirs, beneficiaries, and legal representatives. It is agreed that the rights and obligations of Executive may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all the Company's stock or assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder.

     21. Limitation as to Partial Purchase.  Notwithstanding the
         ---------------------------------
provisions of Sections 5 and 6 hereof, if less than all of the Executive Securities will be purchased under Sections 5 or 6, at the request of either the purchaser or purchasers or the Executive, the aggregate consideration to be paid shall be applied as follows: 63% of the consideration shall be used to purchase shares of Common Stock and 37% shall be used to purchase shares of Preferred Stock.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.


                                    WINGATE PARTNERS, L.P.,

                                    By:  Wingate Management Company, L.P., its
                                         general partner


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       general partner



                                    ASI PARTNERS, L.P.,

                                    By:  Cumberland Capital Corporation, its
                                         general partner

                                    By:___________________________
                                       Gary G. Miller,
                                       President




                                    ASSOCIATED HOLDINGS, INC.


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       Chairman and Chief
                                       Executive Officer

                                       Address:
                                       c/o Wingate Partners, L.P.
                                       750 North St. Paul
                                       Suite 1200
                                       Dallas, Texas 75201
                                       Attn: Chairman of the Board
                                       Telecopy: 214-871-8799

                                       ------------------------------------
                                       Daniel J. Schleppe

                                         Address:
                                         20 The Landing
                                         Atlanta, Georgia 30350

                                        Number  Purchase Price
                                        ------  --------------
Common Shares (Wingate Portion)          6,688        $ 66,880
Preferred Shares (Wingate Portion)          40        $ 40,000
Common Shares (ASI Portion)              2,600        $ 26,000
Preferred Shares (ASI Portion)            14.5        $ 14,500

                    Totals              ------        --------
                         (Common)        9,288        $147,380
                         (Preferred)      54.5

          The undersigned, being the spouse of the Executive as of the date hereof, executes and delivers this Agreement to evidence her understanding of and intent to be bound by the provisions of this Agreement to the extent applicable to her and her rights and obligations.



                                    ______________________________
                                    [Spouse of Executive]

                                LIST OF EXHIBITS
                                ----------------


Exhibit A    -   1992 Management Stock Option Plan
- ---------

Exhibit B    -   Option Agreement
- ---------

Exhibit C    -   Allocation of Options
- ---------

Exhibit D    -   Registration Rights Agreement
- ---------

Exhibit E    -   Voting Trust Agreement
- ---------

Exhibit F    -   Stockholders Agreement
- ---------

                                   EXHIBIT C
                                   ---------

                             Allocation of Options
                             ---------------------


                            Percentage
                            -----------
Michael D. Rowsey              30.8

Daniel J. Schleppe             26.2

Robert D. Eberspacher          23.8

Lawrence E. Miller             19.2
                              -----
                              100.0%

                           ASSOCIATED HOLDINGS, INC.
                       EXECUTIVE STOCK PURCHASE AGREEMENT
                       ----------------------------------


          This EXECUTIVE STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 31, 1992, and is by and among WINGATE PARTNERS, L.P., a Delaware limited partnership ("Wingate"), ASI PARTNERS, L.P., a Delaware limited partnership ("ASI"), ASSOCIATED HOLDINGS, INC., a Delaware corporation (the "Company"), and Michael D. Rowsey ("Executive").

          Executive desires to purchase, and Wingate and ASI desire to sell, shares of Class A Common Stock, par value $0.01 per share ("Common Stock"), and Class A Preferred Stock, par value $0.01 per share ("Preferred Stock"), of the Company upon the terms and subject to the conditions contained herein.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, each of Wingate and ASI severally agrees to sell, and the Executive agrees to purchase, the number of shares of Common Stock and the number of shares of Preferred Stock set forth below the Executive's name on the signature page hereto for the respective purchase prices also set forth below the Executive's name on the signature page hereto. The number of shares of Common Stock and Preferred Stock to be sold by Wingate is herein called the "Wingate Portion" and the number of shares of Common Stock and Preferred Stock to be sold by ASI is herein called the "ASI Portion." Executive acknowledges and understands that each of Wingate and ASI have borrowed funds (the "Loans") in order to purchase the Wingate Portion and ASI Portion at the closing of the acquisition by the Company and its wholly-owned subsidiary, Associated Stationers, Inc. ("Stationers"), of the business and assets of the wholesale division of Boise Cascade Office Products Corporation (the "Acquisition Closing"). Accordingly, at the Closing (as defined below), in addition to the payment of the purchase price paid by Executive for the Wingate Portion and the ASI Portion, the Executive shall reimburse each of Wingate and ASI for the interest costs of the Loans incurred by them from the date of the Loans until the Closing (the "Borrowing Costs"). Additionally, the Executive may allocate all or a portion of the Common Stock and/or Preferred Stock to be purchased hereunder to one or more individual retirement account or accounts of the Executive (collectively, the "IRA"). For purposes of this Agreement, all references to Executive herein shall include reference to his IRA to the extent appropriate.

          2.   Closing.
               -------

               (a) The purchase and sale of the shares of Common Stock and Preferred Stock contemplated above will take place at a closing (the "Closing") at a place or places mutually acceptable to the Executive, Wingate, and ASI and shall occur on a date not later than June 1, 1992; provided the Executive shall have the right to extend the Closing two times for a period of not greater than 30 days each time by giving written notice of such requested extension to each of Wingate and ASI at their respective addresses set forth on the signature pages hereto at least two days prior to the then scheduled date for Closing, but in no event shall the Closing take place later than July 31, 1992. If any and all conditions to the Executive's obligation to purchase, and Wingate's and ASI's obligation to sell, hereunder have been satisfied or waived as of the date set for Closing, if and as extended as provided above, then any rights of the Executive to purchase all or any amount of the Wingate Portion and/or the ASI Portion shall terminate and be of no further force or effect if the Executive fails to purchase the Wingate Portion and the ASI portion on the date set for Closing, if and as extended as provided above.

               (b) The Executive shall, at the Closing, deliver by wire transfer to an account or accounts designated by Wingate and ASI same day federal funds in an amount equal to the purchase price of the Wingate Portion and the ASI Portion, respectively, purchased by the Executive pursuant to this Agreement.

               (c) Upon such purchase, Wingate and ASI shall cause the Company to deliver to the Executive, against payment of the purchase price therefor, a certificate representing the shares of Common Stock and a certificate representing the shares of Preferred Stock purchased by the Executive hereunder. Such certificates shall be registered in the name of the Executive. The Executive shall deposit the certificate or certificates representing such shares of Common Stock in trust pursuant to the Voting Trust Agreement (as hereinafter defined) and voting trust certificates shall be issued in respect thereof in accordance with the terms and provisions of the Voting Trust Agreement.

               (d) Any tax imposed on the issuance of the shares of Common Stock or the shares of Preferred Stock purchased by the Executive hereunder will be paid by the Company at Closing.

          3.   Representations, Warranties, and Certain Agreements of the
               ----------------------------------------------------------
Executive.  The Executive understands and agrees with the Company, Wingate, and
- ---------
ASI that the offering and sale of the Common Stock and Preferred Stock to the Executive hereunder is intended to be exempt from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") by virtue of the provisions of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, and that there is no existing public or other market for the Common Stock or the Preferred Stock and there can be no assurance that the Executive will be able to sell or otherwise dispose of all or any portion of the Common Stock or the Preferred Stock. In that regard, the Executive hereby represents and warrants to, and agrees with, the Company, Wingate, and ASI that:

               (a) Executive is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

               (b) Executive has such knowledge and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Common Stock and Preferred Stock; has all information deemed by Executive to be necessary or appropriate to evaluate the risks and merits of an investment in the Common Stock and Preferred Stock; has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and the terms and conditions of the sale of the Common Stock and Preferred Stock; has a financial condition such that Executive is under no present need to dispose of any portion of the Common Stock and Preferred Stock to satisfy any existing or contemplated undertaking or indebtedness; and is able to bear the economic risk of an investment in the Common Stock and Preferred Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of Executive's investment and the possible inability to sell or transfer the Common Stock and Preferred Stock for an indefinite period of time.

               (c) Executive is acquiring the Common Stock and Preferred Stock for Executive's own account for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

               (d) Executive understands that the Common Stock and Preferred Stock have not been registered under the Securities Act or any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") in reliance, in part, upon the representations, warranties, and covenants contained herein. Executive also understands that Executive cannot offer for sale, sell, or transfer any of the Common Stock and Preferred Stock unless such offer, sale, or transfer has been registered under the Securities Act and under any applicable blue sky laws or unless an exemption from such registration is available with respect to any such proposed offer, sale, or transfer. Executive further understands that the Company is under no obligation to register the Common Stock and Preferred Stock in the future .

               (e) Executive agrees and acknowledges that a restrictive legend may be placed on certificates representing any or all of the Common Stock and Preferred Stock and that transfer of any or all of such Common Stock and Preferred Stock may be refused by the Company or its transfer agent, if any, unless such Common Stock and Preferred Stock for which transfer is sought is registered under the Securities Act and all other applicable federal securities or blue sky laws and such laws are complied with or unless Executive provides information satisfactory to the Company that such registration is not required.

               (f) Executive agrees to indemnify and hold the Company, Wingate, and ASI harmless from and against all losses, costs, liabilities, and expenses suffered or incurred by the Company, Wingate, or ASI and arising out of or related to the resale or distribution by the Executive of any Common Stock and Preferred Stock in violation of the Securities Act or any other applicable federal securities laws or blue sky laws.

          4.   Securities Subject to Agreement.  (a)  In addition to any Common
               -------------------------------
Stock and Preferred Stock purchased by the Executive hereunder, the Company has granted and may hereafter grant to the Executive, options under the Company's 1992 Management Stock Option Plan, a copy of which is attached hereto as
Exhibit A (the "Plan") entitling the Executive to purchase additional shares of
- ---------
Common Stock at the price of $10.00 per share (the "Options") and subject to the terms and conditions set forth in the Option Agreement attached hereto as Exhibit B (the "Option Agreement"). This Agreement, and the restrictions and
- ---------
limitations contained herein, applies to all Common Stock and Preferred Stock now owned or hereafter acquired by the Executive (through purchase hereunder or exercise of all or any portion of the Options), any voting trust certificates issued or issuable to Executive pursuant to the Voting Trust Agreement (the "Voting Trust Agreement") dated as of January 31, 1992 among the Company, the Voting Trustees named therein, and certain beneficial owners of Common Stock of the Company identified therein and who may become parties thereto, and any shares of Common Stock or Preferred Stock otherwise acquired by Executive, including any Common Stock issued with respect to Common Stock owned by Executive by way of a stock split, stock dividend, recapitalization or otherwise. All such Common Stock, Preferred Stock, and voting trust certificates to which this Agreement applies are herein collectively called the "Executive Securities." Executive Securities will continue to be Executive Securities in the hands of any other holder (except for the Company, any subsidiary of the Company, any Sponsor Holder [as defined below] or transferees in a public sale) and each such other holder of Executive Securities will succeed to all of the rights and obligations of the Executive pursuant to Section 5 hereof. As used herein, the term "Sponsor Holder" shall mean each of Wingate and its affiliates and ASI and its affiliates.

               (b) As of the date hereof the Company shall, pursuant to Option Agreements, grant to the Key Executives (as defined below) Options to purchase an aggregate number of shares of Common Stock equal to 21,684 and allocated as set forth on Exhibit C hereto (the "First Options"). The Company agrees that
             ---------
within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 21,684 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $10.00 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive. As used herein, the term "Key Executives" shall collectively mean Michael D. Rowsey, Daniel J. Schleppe, Robert W. Eberspacher, and Lawrence E. Miller.

               (c) The Second Options shall be granted under the same form of option agreement as the Option Agreement, except for the number of shares and except that vesting shall be in increments of 25% on the four succeeding anniversaries of the date of grant. If the Second Options have not been granted in full at the time of a Major Transaction (as defined in the Option Agreements), any ungranted Second Options shall be treated as having been granted to the Key Executives in proportion to the number of shares originally covered by the First Options and the Key Executives shall receive the special distributions contemplated by Section 2 of the Option Agreement.

          5.   Repurchase Right of the Company.
               -------------------------------

               (a) In the event the Executive dies, retires, becomes Disabled (as defined below) or ceases to be employed or retained by the Company or one of its subsidiaries or other affiliates, for any reason (a "Termination"), the Executive Securities (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase by the Company, and, if applicable, one or more of the Sponsor Holders (as determined by subparagraph (f), below) pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Right"). As used herein, the term "Disabled" shall mean the Executive's inability, due to illness, accident, injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations to the Company as an employee thereof or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

               (b) The purchase price for each share of Common Stock included in the Executive Securities will be the net book value thereof at the date of such Termination; provided, however, that if the Repurchase Right is triggered by a Termination constituting a Special Termination Event (as defined below) then the purchase price for each such share of Common Stock will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of the date of such Special Termination Event. As used herein, the term "Special Termination Event" shall mean (i) the death of the Executive, (ii) the retirement by the Executive at or after age 59, (iii) a termination by Stationers of the Executive's employment under the Employment Agreement dated as of the date hereof between Stationers and the Executive without Cause (as such term is defined in such Employment Agreement), (iv) a termination of employment due to the Executive becoming Disabled, or (v) a termination of employment (other than for Cause) at a time that there is a public market for shares of Common Stock of the Company.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Company's exercise of the Repurchase Right in connection with any Termination shall be the redemption value of $1,000 per share plus any accrued but unpaid dividends thereon, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction (the "Preferred Stock Price").

               (d) The purchase price for any vested share of Common Stock covered by an Option ("Option Share") included in the Executive Securities with respect to the Company's exercise of the Repurchase Right shall be equal to the product of (i) the price which would apply to a share of Common Stock (determined by the method set forth in subparagraph (b) above) minus the exercise price therefor and (ii) the number of Option Shares which may be acquired at the time of such purchase, according to the vesting and exercise schedule in the Option Agreement or other option agreement entered into by the Executive (the "Option Share Price").

               (e) The Company shall have a first option to acquire the Executive Securities pursuant to the Repurchase Right and may elect to purchase all or any portion of the Executive Securities included therein by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within 30 days after the Termination or, in case of the death of the Executive, within 30 days after the Company first becomes aware of the Executive's death. The Repurchase Notice shall set forth the amount and price of the Executive Securities to be acquired from such holder or holders, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The

Executive Securities to be repurchased by the Company first shall be satisfied to the extent possible from the Executive Securities held by the Executive (or the Executive's estate) at the time of delivery of the Repurchase Notice. If the Executive Securities then held by the Executive (or the Executive's estate) are less than the Executive Securities the Company has elected to purchase, the Company shall purchase the remaining Executive Securities from the transferee holder(s) of the Executive Securities pro rata according to the amount held by such transferee holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest full share).

               (f) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Right, the Sponsor Holders who qualify as "accredited investors" under Regulation D of the Securities Act (the "Accredited Holders") may exercise the Repurchase Right for the Executive Securities the Company has not elected to purchase (the "Available Securities"). As soon as practicable after the Company has determined that there will be Available Securities, the Company shall give written notice (the "Company Notice") to the Accredited Holders, setting forth the amount and nature of Available Securities and the purchase price for the Available Securities. Each of the Accredited Holders may select the amount and type of the Available Securities (if any) that such Accredited Holder elects to purchase by giving written notice thereof to the Company within 20 days after the Company Notice has been given to such Accredited Holder by the Company. If the Accredited Holders collectively select a number of shares of Available Securities greater than the amount of Available Securities available, then all Available Securities shall be allocated pro rata among the Accredited Holders electing to participate, based upon the number of shares of each type of Executive Securities subscribed for by each such Accredited Holder. As soon as practicable, and in any event within 5 days after the expiration of the 20-day period set forth above, the Company shall notify each proposed transferor of Executive Securities as to the number of shares of Executive Securities being purchased from such transferor by the Company and each Accredited Holder (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice, the Company also shall deliver written notice to the Accredited Holders electing to participate, setting forth the type and number of shares of Executive Securities the Accredited Holders electing to participate are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

               (g) The closing of the purchase of the Executive Securities pursuant to any exercise of the Repurchase Right shall take place on the latest date designated by the Company in the

Repurchase Notice or Supplemental Repurchase notice, which date shall not be more than 30 days nor less than 10 days after the delivery of the later of either such notice to be delivered. The Company and/or the Accredited Holders electing to participate shall pay for the Executive Securities to be purchased pursuant to the Repurchase Right in cash by a bank cashier's check, certified check or by wire transfer. If at the time of consummation of any exercise of a Repurchase Right by the Company, the terms and provisions of the credit facilities of the Company or of its subsidiary, Associated Stationers, Inc. ("Stationers"), effectively prevent the Company from paying the purchase price for the Executive Securities to be purchased in cash, then the portion of such purchase price in excess of the amount the Company is so permitted to pay in cash, if any (the "Excess Amount"), may be paid by the Company by delivery of the Company's subordinated promissory note or notes, which note or notes in the aggregate shall (i) be payable in seven equal annual installments of principal payable on each of the first seven anniversaries of such purchase, (ii) be prepayable at any time in the inverse order of maturity without any penalty,
(iii) bear interest at the applicable long-term federal rate in effect at the time of the issuance of the note or notes (plus 100 basis points), and (iv) be subordinated in right of payment and upon liquidation to any senior indebtedness of the Company and/or Stationers. Accrued interest on the note or notes will be payable on the dates that the installments of principal are payable. Notwithstanding anything in this subsection to the contrary, any payments under the subordinated notes described above shall be subject to any restrictions or limitations on such payments contained in (i) the Debt Agreements (as defined below) and (ii) any and all applicable state and federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority. As used herein the term "Debt Agreements" shall mean the Credit Agreement dated as of January 31, 1992 among the Company, Associated Stationers, Inc., The Chase Manhattan Bank (National Association), as agent, and the lenders which become parties thereto and the notes and other documents and instruments executed and delivered in connection therewith, as such Credit Agreement and notes and other documents and instruments may from time to time be amended or supplemented, and any agreements evidencing any renewal, extension, refinancing, refunding or replacement thereof.

               (h) In the event of the termination of a marital relationship of the Executive and his spouse by divorce or annulment and the Executive does not acquire all Executive Securities or interests therein ("Divorce Securities") awarded to his spouse (the "Divorced Spouse") within 30 days from the date such Divorce Securities are so awarded (the "Divorce Securities Determination Date"), then the Executive shall give the Company written notice of such Divorce Securities Determination Date within 20 days thereof (the "Divorce Notice"), which notice shall describe the Divorce Securities passing to the Divorced Spouse in connection therewith. Upon receipt of the Divorce Notice, the Company shall have the option to purchase any and all Divorce Securities awarded to the Divorced Spouse (the "Divorce Call Right").

               (i) The purchase price for each share of Common Stock included in the Divorce Securities to be repurchased by the Company pursuant to any exercise of the Divorce Call Right at any time shall be the net book value thereof at the date of the exercise of the Divorce Call Right by the Company.

              (ii) The purchase price for each share of Preferred Stock included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Preferred Stock Price.

             (iii) The purchase price for any vested Option Share included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Option Share Price.

              (iv) Within 30 days after the date the Company receives the Divorce Notice, the Company shall notify the Divorced Spouse in writing (the "Company Divorce Election Notice") of the number of Divorce Securities that the Company desires to purchase and the date for the closing of such purchase which shall not be more than 60 days nor less than 10 days after the date the Divorced Spouse receives the Company Divorce Election Notice.

               (v) At the closing of the purchase by the Company of any Divorce Securities hereunder, the Company shall pay the applicable purchase price therefor in the same manner and on the same terms and conditions as set forth in Section 5(a) hereof.

          6.   Executive Put Rights.
               --------------------

               (a) In the event the Executive dies, retires at or after age 59, or becomes Disabled (each a "Put Termination Event"), the Executive or his estate, as applicable (for purposes of this Section 6 all references to the "Executive" shall include reference to his estate if applicable), may require the Company to repurchase any or all of the Executive Securities then held by the Executive (the "Executive Put Right").

               (b) The purchase price for each share of Common Stock included in the Executive Securities to be put to the Company pursuant to any exercise of the Executive Put Right at any time will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of date of such Put Termination Event.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right in connection with any Put Termination Event shall be equal to the Preferred Stock Price.

               (d) The purchase price for any vested Option Share included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right at any time shall be equal to the Option Share Price.

               (e) To effectively exercise an Executive Put Right hereunder, the Executive shall give the Company written notice (the "Executive Put Notice") to the Company within 90 days after a Put Termination Event. The Executive Put Notice shall set forth the amount and price of the Executive Securities to be put to the Company. Within 60 days after the receipt by the Company of the Executive Put Notice, the Company shall notify the Executive of the determination by the Board of Directors of the Company of the fair market value of any Common Stock included in the Executive Securities (the "Company Put Response"). Within 20 days after the receipt by the Executive of the Company Put Response, the Executive shall notify the Company in writing (the "Supplemental Executive Put Notice") of his election to either (i) consummate the proposed Executive Put Right based on the fair market value of the Common Stock included in the proposed Executive Securities as determined by the Board of Directors of the Company; (ii) withdraw the Common Stock included in the Executive Securities from the exercise of the proposed Executive Put Right and continue to put Executive Securities, other than Common Stock, to the Company pursuant to the proposed exercise of the Executive Put Right; or (iii) withdraw all Executive Securities proposed to put to the Company pursuant to the proposed exercise of the Executive Put Right. The Supplemental Executive Put Notice shall also set forth the closing date for the consummation of any such exercise of the Executive Put Right. The closing of the purchase of the Executive Securities pursuant to an exercise of the Executive Put Right shall take place on the date designated in the Supplemental Executive Put Notice, which date shall not be more than 60 days nor less than 10 days after the delivery thereof to the Company. The Company shall be obligated to pay for the Executive Securities described in the Supplemental Executive Put Notice on the same terms and conditions as set forth in Section 5(g) hereof.

               (f) The Executive Put Right described in this Section 6 shall be considered personal to the Executive and shall not be transferrable to any purchaser or other holder of any

Executive Securities other than the Executive's estate and the personal representative or administrator thereof.

          7.   Ancillary Agreements.  At Closing, the Executive agrees to
               --------------------
execute and deliver to and for the benefit of the Company, Stationers, and/or the other parties thereto, the Option Agreement attached hereto as Exhibit B,
                                                                   ---------
the Registration Rights Agreement attached hereto as Exhibit D, the Voting Trust
                                                     ---------
Agreement attached hereto as Exhibit E, and the Stockholders Agreement attached
                             ---------
hereto as Exhibit F (such agreements being collectively referred to herein as
          ---------
the "Ancillary Agreements" and individually as an "Ancillary Agreement").

          8.   Additional Covenants of the Company.  In addition to the other
               -----------------------------------
covenants and agreements of the Company contained herein the Company agrees, and agrees to cause Stationers, if applicable, to comply with the following agreements.

               (a) The Company understands that the Key Executives as a group have engaged the law firm of Jones, Day, Reavis & Pogue as legal counsel to the Key Executives. The Company has been advised that Boise Cascade Corporation or one or more of its affiliates (collectively, "Boise") has agreed to reimburse the Key Executives, as a group, for the first $15,000 of the legal fees and the costs and expenses associated therewith incurred by the Key Executives in connection with the Key Executives' participation in the acquisition by the Company and Stationers of the properties, assets, and business of Boise Cascade Office Products Corporation associated with or otherwise relating to its wholesale division and the equity and debt financing transactions associated therewith (collectively, the "Acquisition"). The Company hereby agrees to reimburse, or cause Stationers to reimburse, the Key Executives, as a group, for all legal fees, costs, and expenses of Jones, Day, Reavis & Pogue incurred by the Key Executives, as a group, in connection with their participation in the Acquisition which are in excess of the first $15,000 so incurred and up to an additional $15,000 in the aggregate, subject to verification and approval by the Company. Any portion of such legal fees, costs, and expenses in excess of $30,000 or for which the Key Executives do not receive reimbursement from Boise as contemplated shall not be the responsibility of the Company or Stationers.

               (b) The initial chief financial officer of Stationers hired by the board of directors of Stationers shall be given the opportunity to purchase shares of Common Stock and Preferred Stock of the Company in the same ratio as the Executive and for the purchase price of not less than the fair market value of such shares at the time of purchase, as determined in good faith by the board of directors of the Company. The maximum dollar amount of the shares of Common Stock and Preferred Stock to be reserved for purchase by such initial chief financial officer shall be no more than $147,500. Any purchase of shares of Common Stock and Preferred Stock of the Company by such initial chief financial officer shall dilute all holders of Common Stock and Preferred Stock on a ratable basis.

               (c) The Company and/or Stationers shall pay all closing fees payable to the senior lenders to Stationers and the Company and shall pay closing fees aggregating not more than $1,500,000 to the Sponsor Holders and Good Capital Co., Inc. After the Closing, the total amount of all management, directors, and other recurrent fees payable by the Company or Stationers to the Sponsor Holders and Good Capital Co., Inc. will not exceed $350,000 to Wingate Partners, L.P. and a total of $150,000 to Cumberland Capital Corporation and Good Capital Co., Inc., unless escalated in good faith by the board of directors of the Company. If there is an extraordinary transaction affecting the Company, such as a recapitalization, refinancing or sale, the board of directors of the Company may retain the services of one or more of such parties in connection therewith if it determines that the services and fee structure therefor will be fair to the Company.

               (d) The Company will, at Closing, provide to Michael D. Rowsey, as the representative of each Key Executive, complete information and documentation concerning the following matters and all other matters material to the Key Executives' investment in the Company and employment with Stationers:

                   (i) the various classes of Common Stock and Preferred Stock and warrants to be issued in respect thereof, including the purchase price for such Common Stock and Preferred Stock and the exercise prices in respect of the warrants;

                  (ii) all fees and expenses arising in respect of the Acquisition and any subsequent management or other fees including those to be paid to the Sponsor Holders or their affiliates;

                 (iii) loan agreements and other financing documents;

                  (iv) any other material agreements to be executed or commitments made as a part of the transaction; and

                   (v) available business plans and projections.

          9.   Conditions Precedent to Obligation of the Executive.  The
               ---------------------------------------------------
obligation of the Executive to purchase the Common Stock and Preferred Stock to be purchased by the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by Executive of the following conditions:

               (a) The Company shall have performed and complied with the covenants and agreements contained in this Agreement required to be performed with and complied with by the Company prior to or at the Closing.

               (b) The Executive shall have received a counterpart of this Agreement and each Ancillary Agreement, duly executed and delivered by Holdings and/or Stationers, as applicable.

          10.  Conditions Precedent to Obligation of Wingate and ASI.  The
               -----------------------------------------------------
obligations of Wingate and ASI, to sell the Wingate Portion and the ASI Portion to be sold to the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by the Company of the following conditions:

               (a) All representations and warranties made by the Executive herein shall be true and correct as of the Closing with the same effect as if such representations and warranties had been made as of the Closing.

               (b) The Executive shall have performed and complied with the covenants and agreements contained herein required to be performed with and complied with by the Executive prior to or at the Closing.

               (c) The Acquisition and all transactions contemplated thereby shall have been consummated as of the Acquisition Closing.

               (d) The Company, Wingate, and ASI shall have received the opinion of counsel described in Section 8(a) above in form and substance satisfactory to the Company, Wingate, and ASI to the effect that any IRA purchaser hereunder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and covering such other matters as are reasonably requested by the Company.

          11.  Termination.  The rights and obligations of the Company, the
               -----------
Sponsor Holders, and/or the Executive relating to repurchases of Executive Securities pursuant to the provisions of Sections 5 and 6 hereof shall terminate
(i) upon the consummation of a Qualified Public Offering (as defined below);
(ii) upon the written consent of the Company and the holders of 66-2/3% or more of the Executive Securities; or (iii) in any event, the earlier of 10 years from the date hereof or the dissolution of the Company. As used herein, the term "Qualified Public Offering" shall mean the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in the public ownership of not less than 20% of the Common Stock of the Company on a fully-diluted basis, which shares of Common Stock are listed upon the New York Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System and which offering shall have resulted in the receipt by the Company and any selling stockholders of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with the offerings) of at least $37.5 million.

          12.  Specific Performance.  In the event of any controversy concerning
               --------------------
the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

          13.  Waiver.  The failure of either party to insist, in any one or
               ------
more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          14.  Notices.  Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed by registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the address indicated by the stock records of the Company, or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

          15.  Severability.  In the event that any provision shall be held to
               ------------
be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable.

          16.  Amendment.  This Agreement may be amended only by an agreement in
               ---------
writing signed by the parties hereto.

          17.  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues concerning the relative rights of the Company, Executive, and the Sponsor Holders related to the Executive Securities. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

          18.  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          19.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          20.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of and shall be enforceable by and against Executive's heirs, beneficiaries, and legal representatives. It is agreed that the rights and obligations of Executive may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all the Company's stock or assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder.

          21.  Limitation as to Partial Purchase.  Notwithstanding the
               ---------------------------------
provisions of Sections 5 and 6 hereof, if less than all of the Executive Securities will be purchased under Sections 5 or 6, at the request of either the purchaser or purchasers or the Executive, the aggregate consideration to be paid shall be applied as follows: 63% of the consideration shall be used to purchase shares of Common Stock and 37% shall be used to purchase shares of Preferred Stock.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.


                                    WINGATE PARTNERS, L.P.,

                                    By:  Wingate Management Company, L.P., its
                                         general partner


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       general partner



                                    ASI PARTNERS, L.P.,

                                    By:  Cumberland Capital Corporation, its
                                         general partner

                                    By:___________________________
                                       Gary G. Miller,
                                       President




                                    ASSOCIATED HOLDINGS, INC.


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       Chairman and Chief
                                       Executive Officer

                                       Address:
                                       c/o Wingate Partners, L.P.
                                       750 North St. Paul
                                       Suite 1200
                                       Dallas, Texas 75201
                                       Attn: Chairman of the Board
                                       Telecopy: 214-871-8799

                                                       ------------------------
                                                       Michael D. Rowsey

                                                          Address:
                                                          2370 Sonnington Drive
                                                          Dublin, Ohio 43017


                                        Number  Purchase Price
                                        ------  --------------

Common Shares (Wingate Portion)          6,688        $ 66,880
Preferred Shares (Wingate Portion)          40        $ 40,000
Common Shares (ASI Portion)              2,600        $ 26,000
Preferred Shares (ASI Portion)              14.5      $ 14,500

                    Totals              _________  ___________
                         (Common)        9,288        $147,380
                         (Preferred)        54.5

          The undersigned, being the spouse of the Executive as of the date hereof, executes and delivers this Agreement to evidence her understanding of and intent to be bound by the provisions of this Agreement to the extent applicable to her and her rights and obligations.



                                    ______________________________
                                    [Spouse of Executive]

                                LIST OF EXHIBITS
                                ----------------


Exhibit A    --   1992 Management Stock Option Plan
- -----------

Exhibit B    --   Option Agreement
- -----------

Exhibit C    --   Allocation of Options
- -----------

Exhibit D    --   Registration Rights Agreement
- -----------

Exhibit E    --   Voting Trust Agreement
- -----------

Exhibit F    --   Stockholders Agreement
- -----------

                                   EXHIBIT C
                                   ---------

                             Allocation of Options
                             ---------------------


                            Percentage
                            ----------
Michael D. Rowsey              30.8

Daniel J. Schleppe             26.2

Robert D. Eberspacher          23.8

Lawrence E. Miller             19.2
                              -----
                              100.0%

                          ASSOCIATED HOLDINGS, INC.
                       EXECUTIVE STOCK PURCHASE AGREEMENT
                       ----------------------------------


          This EXECUTIVE STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 31, 1992, and is by and among WINGATE PARTNERS, L.P., a Delaware limited partnership ("Wingate"), ASI PARTNERS, L.P., a Delaware limited partnership ("ASI"), ASSOCIATED HOLDINGS, INC., a Delaware corporation (the "Company"), and Lawrence E. Miller ("Executive").

          Executive desires to purchase, and Wingate and ASI desire to sell, shares of Class A Common Stock, par value $0.01 per share ("Common Stock"), and Class A Preferred Stock, par value $0.01 per share ("Preferred Stock"), of the Company upon the terms and subject to the conditions contained herein.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, each of Wingate and ASI severally agrees to sell, and the Executive agrees to purchase, the number of shares of Common Stock and the number of shares of Preferred Stock set forth below the Executive's name on the signature page hereto for the respective purchase prices also set forth below the Executive's name on the signature page hereto. The number of shares of Common Stock and Preferred Stock to be sold by Wingate is herein called the "Wingate Portion" and the number of shares of Common Stock and Preferred Stock to be sold by ASI is herein called the "ASI Portion." Executive acknowledges and understands that each of Wingate and ASI have borrowed funds (the "Loans") in order to purchase the Wingate Portion and ASI Portion at the closing of the acquisition by the Company and its wholly-owned subsidiary, Associated Stationers, Inc. ("Stationers"), of the business and assets of the wholesale division of Boise Cascade Office Products Corporation (the "Acquisition Closing"). Accordingly, at the Closing (as defined below), in addition to the payment of the purchase price paid by Executive for the Wingate Portion and the ASI Portion, the Executive shall reimburse each of Wingate and ASI for the interest costs of the Loans incurred by them from the date of the Loans until the Closing (the "Borrowing Costs"). Additionally, the Executive may allocate all or a portion of the Common Stock and/or Preferred Stock to be purchased hereunder to one or more individual retirement account or accounts of the Executive (collectively, the "IRA"). For purposes of this Agreement, all references to Executive herein shall include reference to his IRA to the extent appropriate.

          2.   Closing.
               -------

               (a) The purchase and sale of the shares of Common Stock and Preferred Stock contemplated above will take place at a closing (the "Closing") at a place or places mutually acceptable to the Executive, Wingate, and ASI and shall occur on a date not later than June 1, 1992; provided the Executive shall have the right to extend the Closing two times for a period of not greater than 30 days each time by giving written notice of such requested extension to each of Wingate and ASI at their respective addresses set forth on the signature pages hereto at least two days prior to the then scheduled date for Closing, but in no event shall the Closing take place later than July 31, 1992. If any and all conditions to the Executive's obligation to purchase, and Wingate's and ASI's obligation to sell, hereunder have been satisfied or waived as of the date set for Closing, if and as extended as provided above, then any rights of the Executive to purchase all or any amount of the Wingate Portion and/or the ASI Portion shall terminate and be of no further force or effect if the Executive fails to purchase the Wingate Portion and the ASI portion on the date set for Closing, if and as extended as provided above.

               (b) The Executive shall, at the Closing, deliver by wire transfer to an account or accounts designated by Wingate and ASI same day federal funds in an amount equal to the purchase price of the Wingate Portion and the ASI Portion, respectively, purchased by the Executive pursuant to this Agreement.

               (c) Upon such purchase, Wingate and ASI shall cause the Company to deliver to the Executive, against payment of the purchase price therefor, a certificate representing the shares of Common Stock and a certificate representing the shares of Preferred Stock purchased by the Executive hereunder. Such certificates shall be registered in the name of the Executive. The Executive shall deposit the certificate or certificates representing such shares of Common Stock in trust pursuant to the Voting Trust Agreement (as hereinafter defined) and voting trust certificates shall be issued in respect thereof in accordance with the terms and provisions of the Voting Trust Agreement.

               (d) Any tax imposed on the issuance of the shares of Common Stock or the shares of Preferred Stock purchased by the Executive hereunder will be paid by the Company at Closing.

          3.   Representations, Warranties, and Certain Agreements of the
               ----------------------------------------------------------
Executive.  The Executive understands and agrees with the Company, Wingate, and
- ---------
ASI that the offering and sale of the Common Stock and Preferred Stock to the Executive hereunder is intended to be exempt from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") by virtue of the provisions of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, and that there is no existing public or other market for the Common Stock or the Preferred Stock and there can be no assurance that the Executive will be able to sell or otherwise dispose of all or any portion of the Common Stock or the Preferred Stock. In that regard, the Executive hereby represents and warrants to, and agrees with, the Company, Wingate, and ASI that:

               (a) Executive is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

               (b) Executive has such knowledge and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Common Stock and Preferred Stock; has all information deemed by Executive to be necessary or appropriate to evaluate the risks and merits of an investment in the Common Stock and Preferred Stock; has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and the terms and conditions of the sale of the Common Stock and Preferred Stock; has a financial condition such that Executive is under no present need to dispose of any portion of the Common Stock and Preferred Stock to satisfy any existing or contemplated undertaking or indebtedness; and is able to bear the economic risk of an investment in the Common Stock and Preferred Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of Executive's investment and the possible inability to sell or transfer the Common Stock and Preferred Stock for an indefinite period of time.

               (c) Executive is acquiring the Common Stock and Preferred Stock for Executive's own account for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

               (d) Executive understands that the Common Stock and Preferred Stock have not been registered under the Securities Act or any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") in reliance, in part, upon the representations, warranties, and covenants contained herein. Executive also understands that Executive cannot offer for sale, sell, or transfer any of the Common Stock and Preferred Stock unless such offer, sale, or transfer has been registered under the Securities Act and under any applicable blue sky laws or unless an exemption from such registration is available with respect to any such proposed offer, sale, or transfer. Executive further understands that the Company is under no obligation to register the Common Stock and Preferred Stock in the future.

               (e) Executive agrees and acknowledges that a restrictive legend may be placed on certificates representing any or all of the Common Stock and Preferred Stock and that transfer of any or all of such Common Stock and Preferred Stock may be refused by the Company or its transfer agent, if any, unless such Common Stock and Preferred Stock for which transfer is sought is registered under the Securities Act and all other applicable federal securities or blue sky laws and such laws are complied with or unless Executive provides information satisfactory to the Company that such registration is not required.

               (f) Executive agrees to indemnify and hold the Company, Wingate, and ASI harmless from and against all losses, costs, liabilities, and expenses suffered or incurred by the Company, Wingate, or ASI and arising out of or related to the resale or distribution by the Executive of any Common Stock and Preferred Stock in violation of the Securities Act or any other applicable federal securities laws or blue sky laws.

          4.   Securities Subject to Agreement.  (a)  In addition to any Common
               -------------------------------
Stock and Preferred Stock purchased by the Executive hereunder, the Company has granted and may hereafter grant to the Executive, options under the Company's 1992 Management Stock Option Plan, a copy of which is attached hereto as Exhibit
                                                                         -------
A (the "Plan") entitling the Executive to purchase additional shares of Common
- -
Stock at the price of $10.00 per share (the "Options") and subject to the terms and conditions set forth in the Option Agreement attached hereto as Exhibit B
                                                                    ---------
(the "Option Agreement"). This Agreement, and the restrictions and limitations contained herein, applies to all Common Stock and Preferred Stock now owned or hereafter acquired by the Executive (through purchase hereunder or exercise of all or any portion of the Options), any voting trust certificates issued or issuable to Executive pursuant to the Voting Trust Agreement (the "Voting Trust Agreement") dated as of January 31, 1992 among the Company, the Voting Trustees named therein, and certain beneficial owners of Common Stock of the Company identified therein and who may become parties thereto, and any shares of Common Stock or Preferred Stock otherwise acquired by Executive, including any Common Stock issued with respect to Common Stock owned by Executive by way of a stock split, stock dividend, recapitalization or otherwise. All such Common Stock, Preferred Stock, and voting trust certificates to which this Agreement applies are herein collectively called the "Executive Securities." Executive Securities will continue to be Executive Securities in the hands of any other holder (except for the Company, any subsidiary of the Company, any Sponsor Holder [as defined below] or transferees in a public sale) and each such other holder of Executive Securities will succeed to all of the rights and obligations of the Executive pursuant to Section 5 hereof. As used herein, the term "Sponsor Holder" shall mean each of Wingate and its affiliates and ASI and its affiliates.

               (b) As of the date hereof the Company shall, pursuant to Option Agreements, grant to the Key Executives (as defined below) Options to purchase an aggregate number of shares of Common Stock equal to 21,684 and allocated as set forth on Exhibit C hereto (the "First Options"). The Company agrees that
             ---------
within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 21,684 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $10.00 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive. As used herein, the term "Key Executives" shall collectively mean Michael D. Rowsey, Daniel J. Schleppe, Robert W. Eberspacher, and Lawrence E. Miller.

               (c) The Second Options shall be granted under the same form of option agreement as the Option Agreement, except for the number of shares and except that vesting shall be in increments of 25% on the four succeeding anniversaries of the date of grant. If the Second Options have not been granted in full at the time of a Major Transaction (as defined in the Option Agreements), any ungranted Second Options shall be treated as having been granted to the Key Executives in proportion to the number of shares originally covered by the First Options and the Key Executives shall receive the special distributions contemplated by Section 2 of the Option Agreement.

          5.   Repurchase Right of the Company.
               -------------------------------

               (a) In the event the Executive dies, retires, becomes Disabled (as defined below) or ceases to be employed or retained by the Company or one of its subsidiaries or other affiliates, for any reason (a "Termination"), the Executive Securities (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase by the Company, and, if applicable, one or more of the Sponsor Holders (as determined by subparagraph (f), below) pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Right"). As used herein, the term "Disabled" shall mean the Executive's inability, due to illness, accident, injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations to the Company as an employee thereof or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

               (b) The purchase price for each share of Common Stock included in the Executive Securities will be the net book value thereof at the date of such Termination; provided, however, that if the Repurchase Right is triggered by a Termination constituting a Special Termination Event (as defined below) then the purchase price for each such share of Common Stock will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of the date of such Special Termination Event. As used herein, the term "Special Termination Event" shall mean (i) the death of the Executive, (ii) the retirement by the Executive at or after age 59, (iii) a termination by Stationers of the Executive's employment under the Employment Agreement dated as of the date hereof between Stationers and the Executive without Cause (as such term is defined in such Employment Agreement), (iv) a termination of employment due to the Executive becoming Disabled, or (v) a termination of employment (other than for Cause) at a time that there is a public market for shares of Common Stock of the Company.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Company's exercise of the Repurchase Right in connection with any Termination shall be the redemption value of $1,000 per share plus any accrued but unpaid dividends thereon, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction (the "Preferred Stock Price").

               (d) The purchase price for any vested share of Common Stock covered by an Option ("Option Share") included in the Executive Securities with respect to the Company's exercise of the Repurchase Right shall be equal to the product of (i) the price which would apply to a share of Common Stock (determined by the method set forth in subparagraph (b) above) minus the exercise price therefor and (ii) the number of Option Shares which may be acquired at the time of such purchase, according to the vesting and exercise schedule in the Option Agreement or other option agreement entered into by the Executive (the "Option Share Price").

               (e) The Company shall have a first option to acquire the Executive Securities pursuant to the Repurchase Right and may elect to purchase all or any portion of the Executive Securities included therein by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within 30 days after the Termination or, in case of the death of the Executive, within 30 days after the Company first becomes aware of the Executive's death. The Repurchase Notice shall set forth the amount and price of the Executive Securities to be acquired from such holder or holders, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The

Executive Securities to be repurchased by the Company first shall be satisfied to the extent possible from the Executive Securities held by the Executive (or the Executive's estate) at the time of delivery of the Repurchase Notice. If the Executive Securities then held by the Executive (or the Executive's estate) are less than the Executive Securities the Company has elected to purchase, the Company shall purchase the remaining Executive Securities from the transferee holder(s) of the Executive Securities pro rata according to the amount held by such transferee holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest full share).

               (f) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Right, the Sponsor Holders who qualify as "accredited investors" under Regulation D of the Securities Act (the "Accredited Holders") may exercise the Repurchase Right for the Executive Securities the Company has not elected to purchase (the "Available Securities"). As soon as practicable after the Company has determined that there will be Available Securities, the Company shall give written notice (the "Company Notice") to the Accredited Holders, setting forth the amount and nature of Available Securities and the purchase price for the Available Securities. Each of the Accredited Holders may select the amount and type of the Available Securities (if any) that such Accredited Holder elects to purchase by giving written notice thereof to the Company within 20 days after the Company Notice has been given to such Accredited Holder by the Company. If the Accredited Holders collectively select a number of shares of Available Securities greater than the amount of Available Securities available, then all Available Securities shall be allocated pro rata among the Accredited Holders electing to participate, based upon the number of shares of each type of Executive Securities subscribed for by each such Accredited Holder. As soon as practicable, and in any event within 5 days after the expiration of the 20-day period set forth above, the Company shall notify each proposed transferor of Executive Securities as to the number of shares of Executive Securities being purchased from such transferor by the Company and each Accredited Holder (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice, the Company also shall deliver written notice to the Accredited Holders electing to participate, setting forth the type and number of shares of Executive Securities the Accredited Holders electing to participate are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

               (g) The closing of the purchase of the Executive Securities pursuant to any exercise of the Repurchase Right shall take place on the latest date designated by the Company in the

Repurchase Notice or Supplemental Repurchase notice, which date shall not be more than 30 days nor less than 10 days after the delivery of the later of either such notice to be delivered. The Company and/or the Accredited Holders electing to participate shall pay for the Executive Securities to be purchased pursuant to the Repurchase Right in cash by a bank cashier's check, certified check or by wire transfer. If at the time of consummation of any exercise of a Repurchase Right by the Company, the terms and provisions of the credit facilities of the Company or of its subsidiary, Associated Stationers, Inc. ("Stationers"), effectively prevent the Company from paying the purchase price for the Executive Securities to be purchased in cash, then the portion of such purchase price in excess of the amount the Company is so permitted to pay in cash, if any (the "Excess Amount"), may be paid by the Company by delivery of the Company's subordinated promissory note or notes, which note or notes in the aggregate shall (i) be payable in seven equal annual installments of principal payable on each of the first seven anniversaries of such purchase, (ii) be prepayable at any time in the inverse order of maturity without any penalty,
(iii) bear interest at the applicable long-term federal rate in effect at the time of the issuance of the note or notes (plus 100 basis points), and (iv) be subordinated in right of payment and upon liquidation to any senior indebtedness of the Company and/or Stationers. Accrued interest on the note or notes will be payable on the dates that the installments of principal are payable. Notwithstanding anything in this subsection to the contrary, any payments under the subordinated notes described above shall be subject to any restrictions or limitations on such payments contained in (i) the Debt Agreements (as defined below) and (ii) any and all applicable state and federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority. As used herein the term "Debt Agreements" shall mean the Credit Agreement dated as of January 31, 1992 among the Company, Associated Stationers, Inc., The Chase Manhattan Bank (National Association), as agent, and the lenders which become parties thereto and the notes and other documents and instruments executed and delivered in connection therewith, as such Credit Agreement and notes and other documents and instruments may from time to time be amended or supplemented, and any agreements evidencing any renewal, extension, refinancing, refunding or replacement thereof.

              (h) In the event of the termination of a marital relationship of the Executive and his spouse by divorce or annulment and the Executive does not acquire all Executive Securities or interests therein ("Divorce Securities") awarded to his spouse (the "Divorced Spouse") within 30 days from the date such Divorce Securities are so awarded (the "Divorce Securities Determination Date"), then the Executive shall give the Company written notice of such Divorce Securities Determination Date within 20 days thereof (the "Divorce Notice"), which notice shall describe the Divorce Securities passing to the Divorced Spouse in connection therewith. Upon receipt of the Divorce Notice, the Company shall have the option to purchase any and all Divorce Securities awarded to the Divorced Spouse (the "Divorce Call Right").

               (i) The purchase price for each share of Common Stock included in the Divorce Securities to be repurchased by the Company pursuant to any exercise of the Divorce Call Right at any time shall be the net book value thereof at the date of the exercise of the Divorce Call Right by the Company.

               (ii) The purchase price for each share of Preferred Stock included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Preferred Stock Price.

               (iii) The purchase price for any vested Option Share included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Option Share Price.

               (iv) Within 30 days after the date the Company receives the Divorce Notice, the Company shall notify the Divorced Spouse in writing (the "Company Divorce Election Notice") of the number of Divorce Securities that the Company desires to purchase and the date for the closing of such purchase which shall not be more than 60 days nor less than 10 days after the date the Divorced Spouse receives the Company Divorce Election Notice.

               (v) At the closing of the purchase by the Company of any Divorce Securities hereunder, the Company shall pay the applicable purchase price therefor in the same manner and on the same terms and conditions as set forth in Section 5(a) hereof.

          6. Executive Put Rights.
             --------------------

               (a) In the event the Executive dies, retires at or after age 59, or becomes Disabled (each a "Put Termination Event"), the Executive or his estate, as applicable (for purposes of this Section 6 all references to the "Executive" shall include reference to his estate if applicable), may require the Company to repurchase any or all of the Executive Securities then held by the Executive (the "Executive Put Right").

               (b) The purchase price for each share of Common Stock included in the Executive Securities to be put to the Company pursuant to any exercise of the Executive Put Right at any time will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of date of such Put Termination Event.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right in connection with any Put Termination Event shall be equal to the Preferred Stock Price.

               (d) The purchase price for any vested Option Share included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right at any time shall be equal to the Option Share Price.

               (e) To effectively exercise an Executive Put Right hereunder, the Executive shall give the Company written notice (the "Executive Put Notice") to the Company within 90 days after a Put Termination Event. The Executive Put Notice shall set forth the amount and price of the Executive Securities to be put to the Company. Within 60 days after the receipt by the Company of the Executive Put Notice, the Company shall notify the Executive of the determination by the Board of Directors of the Company of the fair market value of any Common Stock included in the Executive Securities (the "Company Put Response"). Within 20 days after the receipt by the Executive of the Company Put Response, the Executive shall notify the Company in writing (the "Supplemental Executive Put Notice") of his election to either (i) consummate the proposed Executive Put Right based on the fair market value of the Common Stock included in the proposed Executive Securities as determined by the Board of Directors of the Company; (ii) withdraw the Common Stock included in the Executive Securities from the exercise of the proposed Executive Put Right and continue to put Executive Securities, other than Common Stock, to the Company pursuant to the proposed exercise of the Executive Put Right; or (iii) withdraw all Executive Securities proposed to put to the Company pursuant to the proposed exercise of the Executive Put Right. The Supplemental Executive Put Notice shall also set forth the closing date for the consummation of any such exercise of the Executive Put Right. The closing of the purchase of the Executive Securities pursuant to an exercise of the Executive Put Right shall take place on the date designated in the Supplemental Executive Put Notice, which date shall not be more than 60 days nor less than 10 days after the delivery thereof to the Company. The Company shall be obligated to pay for the Executive Securities described in the Supplemental Executive Put Notice on the same terms and conditions as set forth in Section 5(g) hereof.

               (f) The Executive Put Right described in this Section 6 shall be considered personal to the Executive and shall not be transferrable to any purchaser or other holder of any

Executive Securities other than the Executive's estate and the personal representative or administrator thereof.

          7.   Ancillary Agreements.  At Closing, the Executive agrees to
               --------------------
execute and deliver to and for the benefit of the Company, Stationers, and/or the other parties thereto, the Option Agreement attached hereto as Exhibit B,
                                                                   ---------
the Registration Rights Agreement attached hereto as Exhibit D, the Voting Trust
                                                     ---------
Agreement attached hereto as Exhibit E, and the Stockholders Agreement attached
                             ---------
hereto as Exhibit F (such agreements being collectively referred to herein as
          ---------
the "Ancillary Agreements" and individually as an "Ancillary Agreement").

          8.   Additional Covenants of the Company.  In addition to the other
               -----------------------------------
covenants and agreements of the Company contained herein the Company agrees, and agrees to cause Stationers, if applicable, to comply with the following agreements.

               (a) The Company understands that the Key Executives as a group have engaged the law firm of Jones, Day, Reavis & Pogue as legal counsel to the Key Executives. The Company has been advised that Boise Cascade Corporation or one or more of its affiliates (collectively, "Boise") has agreed to reimburse the Key Executives, as a group, for the first $15,000 of the legal fees and the costs and expenses associated therewith incurred by the Key Executives in connection with the Key Executives' participation in the acquisition by the Company and Stationers of the properties, assets, and business of Boise Cascade Office Products Corporation associated with or otherwise relating to its wholesale division and the equity and debt financing transactions associated therewith (collectively, the "Acquisition"). The Company hereby agrees to reimburse, or cause Stationers to reimburse, the Key Executives, as a group, for all legal fees, costs, and expenses of Jones, Day, Reavis & Pogue incurred by the Key Executives, as a group, in connection with their participation in the Acquisition which are in excess of the first $15,000 so incurred and up to an additional $15,000 in the aggregate, subject to verification and approval by the Company. Any portion of such legal fees, costs, and expenses in excess of $30,000 or for which the Key Executives do not receive reimbursement from Boise as contemplated shall not be the responsibility of the Company or Stationers.

               (b) The initial chief financial officer of Stationers hired by the board of directors of Stationers shall be given the opportunity to purchase shares of Common Stock and Preferred Stock of the Company in the same ratio as the Executive and for the purchase price of not less than the fair market value of such shares at the time of purchase, as determined in good faith by the board of directors of the Company. The maximum dollar amount of the shares of Common Stock and Preferred Stock to be reserved for purchase by such initial chief financial officer shall be no more than $147,500. Any purchase of shares of Common Stock and Preferred Stock of the Company by such initial chief financial officer shall dilute all holders of Common Stock and Preferred Stock on a ratable basis.

               (c) The Company and/or Stationers shall pay all closing fees payable to the senior lenders to Stationers and the Company and shall pay closing fees aggregating not more than $1,500,000 to the Sponsor Holders and Good Capital Co., Inc. After the Closing, the total amount of all management, directors, and other recurrent fees payable by the Company or Stationers to the Sponsor Holders and Good Capital Co., Inc. will not exceed $350,000 to Wingate Partners, L.P. and a total of $150,000 to Cumberland Capital Corporation and Good Capital Co., Inc., unless escalated in good faith by the board of directors of the Company. If there is an extraordinary transaction affecting the Company, such as a recapitalization, refinancing or sale, the board of directors of the Company may retain the services of one or more of such parties in connection therewith if it determines that the services and fee structure therefor will be fair to the Company.

               (d) The Company will, at Closing, provide to Michael D. Rowsey, as the representative of each Key Executive, complete information and documentation concerning the following matters and all other matters material to the Key Executives' investment in the Company and employment with Stationers:

                    (i) the various classes of Common Stock and Preferred Stock and warrants to be issued in respect thereof, including the purchase price for such Common Stock and Preferred Stock and the exercise prices in respect of the warrants;

                    (ii) all fees and expenses arising in respect of the Acquisition and any subsequent management or other fees including those to be paid to the Sponsor Holders or their affiliates;

                    (iii)  loan agreements and other financing documents;

                    (iv) any other material agreements to be executed or commitments made as a part of the transaction; and

                    (v)    available business plans and projections.

          9.   Conditions Precedent to Obligation of the Executive.  The
               ---------------------------------------------------
obligation of the Executive to purchase the Common Stock and Preferred Stock to be purchased by the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by Executive of the following conditions:

               (a) The Company shall have performed and complied with the covenants and agreements contained in this Agreement required to be performed with and complied with by the Company prior to or at the Closing.

               (b) The Executive shall have received a counterpart of this Agreement and each Ancillary Agreement, duly executed and delivered by Holdings and/or Stationers, as applicable.

          10.  Conditions Precedent to Obligation of Wingate and ASI.  The
               -----------------------------------------------------
obligations of Wingate and ASI, to sell the Wingate Portion and the ASI Portion to be sold to the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by the Company of the following conditions:

               (a) All representations and warranties made by the Executive herein shall be true and correct as of the Closing with the same effect as if such representations and warranties had been made as of the Closing.

               (b) The Executive shall have performed and complied with the covenants and agreements contained herein required to be performed with and complied with by the Executive prior to or at the Closing.

               (c) The Acquisition and all transactions contemplated thereby shall have been consummated as of the Acquisition Closing.

               (d) The Company, Wingate, and ASI shall have received the opinion of counsel described in Section 8(a) above in form and substance satisfactory to the Company, Wingate, and ASI to the effect that any IRA purchaser hereunder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and covering such other matters as are reasonably requested by the Company.

          11.  Termination.  The rights and obligations of the Company, the
               -----------
Sponsor Holders, and/or the Executive relating to repurchases of Executive Securities pursuant to the provisions of Sections 5 and 6 hereof shall terminate
(i) upon the consummation of a Qualified Public Offering (as defined below);
(ii) upon the written consent of the Company and the holders of 66-2/3% or more of the Executive Securities; or (iii) in any event, the earlier of 10 years from the date hereof or the dissolution of the Company. As used herein, the term "Qualified Public Offering" shall mean the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in the public ownership of not less than 20% of the Common Stock of the Company on a fully-diluted basis, which shares of Common Stock are listed upon the New York Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System and which offering shall have resulted in the receipt by the Company and any selling stockholders of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with the offerings) of at least $37.5 million.

          12.  Specific Performance.  In the event of any controversy concerning
               --------------------
the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

          13.  Waiver.  The failure of either party to insist, in any one or
               ------
more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          14.  Notices.  Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed by registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the address indicated by the stock records of the Company, or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

          15.  Severability.  In the event that any provision shall be held to
               ------------
be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable.

          16.  Amendment.  This Agreement may be amended only by an agreement in
               ---------
writing signed by the parties hereto.

          17.  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues concerning the relative rights of the Company, Executive, and the Sponsor Holders related to the Executive Securities. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

          18.  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          19.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          20.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of and shall be enforceable by and against Executive's heirs, beneficiaries, and legal representatives. It is agreed that the rights and obligations of Executive may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all the Company's stock or assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder.

          21.  Limitation as to Partial Purchase.  Notwithstanding the
               ---------------------------------
provisions of Sections 5 and 6 hereof, if less than all of the Executive Securities will be purchased under Sections 5 or 6, at the request of either the purchaser or purchasers or the Executive, the aggregate consideration to be paid shall be applied as follows: 63% of the consideration shall be used to purchase shares of Common Stock and 37% shall be used to purchase shares of Preferred Stock.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.


                                    WINGATE PARTNERS, L.P.,

                                    By:  Wingate Management
                                         Company, L.P., its
                                         general partner


                                    By:
                                        ---------------------------
                                        Thomas W. Sturgess,
                                        general partner



                                    ASI PARTNERS, L.P.,

                                    By:  Cumberland Capital
                                         Corporation, its
                                         general partner

                                    By:
                                        ---------------------------
                                        Gary G. Miller,
                                        President




                                    ASSOCIATED HOLDINGS, INC.


                                    By:
                                        ---------------------------
                                        Thomas W. Sturgess,
                                        Chairman and Chief
                                        Executive Officer

                                        Address:
                                        c/o Wingate Partners, L.P.
                                        750 North St. Paul
                                        Suite 1200
                                        Dallas, Texas 75201
                                        Attn: Chairman of the Board
                                        Telecopy: 214-871-8799

                                        ---------------------------
                                        Lawrence E. Miller

                                          Address:
                                          415 Sterling Road
                                          Kenilworth, Illinois 60043



                                        Number  Purchase Price
                                        ------  --------------

Common Shares (Wingate Portion)          6,688        $ 66,880
Preferred Shares (Wingate Portion)          40        $ 40,000
Common Shares (ASI Portion)              2,600        $ 26,000
Preferred Shares (ASI Portion)              14.5      $ 14,500

                    Totals              --------     ------------
                         (Common)        9,288        $147,380
                         (Preferred)        54.5

          The undersigned, being the spouse of the Executive as of the date hereof, executes and delivers this Agreement to evidence her understanding of and intent to be bound by the provisions of this Agreement to the extent applicable to her and her rights and obligations.



                                                  ______________________________
                                                  [Spouse of Executive]

                                LIST OF EXHIBITS
                                ----------------


Exhibit A         --       1992 Management Stock Option Plan
- -----------

Exhibit B         --       Option Agreement
- -----------

Exhibit C         --       Allocation of Options
- -----------

Exhibit D         --       Registration Rights Agreement
- -----------

Exhibit E         --       Voting Trust Agreement
- -----------

Exhibit F         --       Stockholders Agreement
- -----------

                                   EXHIBIT C
                                   ---------

                             Allocation of Options
                             ---------------------


                                                          Percentage
                                                          -----------
Michael D. Rowsey                                            30.8

Daniel J. Schleppe                                           26.2

Robert D. Eberspacher                                        23.8

Lawrence E. Miller                                           19.2
                                                            -----
                                                            100.0%

                           ASSOCIATED HOLDINGS, INC.
                       EXECUTIVE STOCK PURCHASE AGREEMENT
                       ----------------------------------


          This EXECUTIVE STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 31, 1992, and is by and among WINGATE PARTNERS, L.P., a Delaware limited partnership ("Wingate"), ASI PARTNERS, L.P., a Delaware limited partnership ("ASI"), ASSOCIATED HOLDINGS, INC., a Delaware corporation (the "Company"), and Robert W. Eberspacher ("Executive").

          Executive desires to purchase, and Wingate and ASI desire to sell, shares of Class A Common Stock, par value $0.01 per share ("Common Stock"), and Class A Preferred Stock, par value $0.01 per share ("Preferred Stock"), of the Company upon the terms and subject to the conditions contained herein.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, each of Wingate and ASI severally agrees to sell, and the Executive agrees to purchase, the number of shares of Common Stock and the number of shares of Preferred Stock set forth below the Executive's name on the signature page hereto for the respective purchase prices also set forth below the Executive's name on the signature page hereto. The number of shares of Common Stock and Preferred Stock to be sold by Wingate is herein called the "Wingate Portion" and the number of shares of Common Stock and Preferred Stock to be sold by ASI is herein called the "ASI Portion." Executive acknowledges and understands that each of Wingate and ASI have borrowed funds (the "Loans") in order to purchase the Wingate Portion and ASI Portion at the closing of the acquisition by the Company and its wholly-owned subsidiary, Associated Stationers, Inc. ("Stationers"), of the business and assets of the wholesale division of Boise Cascade Office Products Corporation (the "Acquisition Closing"). Accordingly, at the Closing (as defined below), in addition to the payment of the purchase price paid by Executive for the Wingate Portion and the ASI Portion, the Executive shall reimburse each of Wingate and ASI for the interest costs of the Loans incurred by them from the date of the Loans until the Closing (the "Borrowing Costs"). Additionally, the Executive may allocate all or a portion of the Common Stock and/or Preferred Stock to be purchased hereunder to one or more individual retirement account or accounts of the Executive (collectively, the "IRA"). For purposes of this Agreement, all references to Executive herein shall include reference to his IRA to the extent appropriate.

          2.   Closing.
               -------

               (a) The purchase and sale of the shares of Common Stock and Preferred Stock contemplated above will take place at a closing (the "Closing") at a place or places mutually acceptable to the Executive, Wingate, and ASI and shall occur on a date not later than June 1, 1992; provided the Executive shall have the right to extend the Closing two times for a period of not greater than 30 days each time by giving written notice of such requested extension to each of Wingate and ASI at their respective addresses set forth on the signature pages hereto at least two days prior to the then scheduled date for Closing, but in no event shall the Closing take place later than July 31, 1992. If any and all conditions to the Executive's obligation to purchase, and Wingate's and ASI's obligation to sell, hereunder have been satisfied or waived as of the date set for Closing, if and as extended as provided above, then any rights of the Executive to purchase all or any amount of the Wingate Portion and/or the ASI Portion shall terminate and be of no further force or effect if the Executive fails to purchase the Wingate Portion and the ASI portion on the date set for Closing, if and as extended as provided above.

               (b) The Executive shall, at the Closing, deliver by wire transfer to an account or accounts designated by Wingate and ASI same day federal funds in an amount equal to the purchase price of the Wingate Portion and the ASI Portion, respectively, purchased by the Executive pursuant to this Agreement.

               (c) Upon such purchase, Wingate and ASI shall cause the Company to deliver to the Executive, against payment of the purchase price therefor, a certificate representing the shares of Common Stock and a certificate representing the shares of Preferred Stock purchased by the Executive hereunder. Such certificates shall be registered in the name of the Executive. The Executive shall deposit the certificate or certificates representing such shares of Common Stock in trust pursuant to the Voting Trust Agreement (as hereinafter defined) and voting trust certificates shall be issued in respect thereof in accordance with the terms and provisions of the Voting Trust Agreement.

               (d) Any tax imposed on the issuance of the shares of Common
Stock or the shares of Preferred Stock purchased by the Executive hereunder will be paid by the Company at Closing.

          3.   Representations, Warranties, and Certain Agreements of the
               ----------------------------------------------------------
Executive.  The Executive understands and agrees with the Company, Wingate, and
- ---------
ASI that the offering and sale of the Common Stock and Preferred Stock to the Executive hereunder is intended to be exempt from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") by virtue of the provisions of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, and that there is no existing public or other market for the Common Stock or the Preferred Stock and there can be no assurance that the Executive will be able to sell or otherwise dispose of all or any portion of the Common Stock or the Preferred Stock. In that regard, the Executive hereby represents and warrants to, and agrees with, the Company, Wingate, and ASI that:

               (a) Executive is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

               (b) Executive has such knowledge and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Common Stock and Preferred Stock; has all information deemed by Executive to be necessary or appropriate to evaluate the risks and merits of an investment in the Common Stock and Preferred Stock; has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and the terms and conditions of the sale of the Common Stock and Preferred Stock; has a financial condition such that Executive is under no present need to dispose of any portion of the Common Stock and Preferred Stock to satisfy any existing or contemplated undertaking or indebtedness; and is able to bear the economic risk of an investment in the Common Stock and Preferred Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of Executive's investment and the possible inability to sell or transfer the Common Stock and Preferred Stock for an indefinite period of time.

               (c) Executive is acquiring the Common Stock and Preferred Stock for Executive's own account for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

               (d) Executive understands that the Common Stock and Preferred Stock have not been registered under the Securities Act or any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") in reliance, in part, upon the representations, warranties, and covenants contained herein. Executive also understands that Executive cannot offer for sale, sell, or transfer any of the Common Stock and Preferred Stock unless such offer, sale, or transfer has been registered under the Securities Act and under any applicable blue sky laws or unless an exemption from such registration is available with respect to any such proposed offer, sale, or transfer. Executive further understands that the Company is under no obligation to register the Common Stock and Preferred Stock in the future.

               (e) Executive agrees and acknowledges that a restrictive legend may be placed on certificates representing any or all of the Common Stock and Preferred Stock and that transfer of any or all of such Common Stock and Preferred Stock may be refused by the Company or its transfer agent, if any, unless such Common Stock and Preferred Stock for which transfer is sought is registered under the Securities Act and all other applicable federal securities or blue sky laws and such laws are complied with or unless Executive provides information satisfactory to the Company that such registration is not required.

               (f) Executive agrees to indemnify and hold the Company, Wingate, and ASI harmless from and against all losses, costs, liabilities, and expenses suffered or incurred by the Company, Wingate, or ASI and arising out of or related to the resale or distribution by the Executive of any Common Stock and Preferred Stock in violation of the Securities Act or any other applicable federal securities laws or blue sky laws.

          4.   Securities Subject to Agreement.  (a)  In addition to any Common
               -------------------------------
Stock and Preferred Stock purchased by the Executive hereunder, the Company has granted and may hereafter grant to the Executive, options under the Company's 1992 Management Stock Option Plan, a copy of which is attached hereto as Exhibit
                                                                         -------
A (the "Plan") entitling the Executive to purchase additional shares of Common
- -
Stock at the price of $10.00 per share (the "Options") and subject to the terms and conditions set forth in the Option Agreement attached hereto as Exhibit B
                                                                    ---------
(the "Option Agreement"). This Agreement, and the restrictions and limitations contained herein, applies to all Common Stock and Preferred Stock now owned or hereafter acquired by the Executive (through purchase hereunder or exercise of all or any portion of the Options), any voting trust certificates issued or issuable to Executive pursuant to the Voting Trust Agreement (the "Voting Trust Agreement") dated as of January 31, 1992 among the Company, the Voting Trustees named therein, and certain beneficial owners of Common Stock of the Company identified therein and who may become parties thereto, and any shares of Common Stock or Preferred Stock otherwise acquired by Executive, including any Common Stock issued with respect to Common Stock owned by Executive by way of a stock split, stock dividend, recapitalization or otherwise. All such Common Stock, Preferred Stock, and voting trust certificates to which this Agreement applies are herein collectively called the "Executive Securities." Executive Securities will continue to be Executive Securities in the hands of any other holder (except for the Company, any subsidiary of the Company, any Sponsor Holder [as defined below] or transferees in a public sale) and each such other holder of Executive Securities will succeed to all of the rights and obligations of the Executive pursuant to Section 5 hereof. As used herein, the term "Sponsor Holder" shall mean each of Wingate and its affiliates and ASI and its affiliates.

               (b) As of the date hereof the Company shall, pursuant to Option Agreements, grant to the Key Executives (as defined below) Options to purchase an aggregate number of shares of Common Stock equal to 21,684 and allocated as set forth on Exhibit C hereto (the "First Options"). The Company agrees that
             ---------
within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 21,684 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $10.00 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive. As used herein, the term "Key Executives" shall collectively mean Michael D. Rowsey, Daniel J. Schleppe, Robert W. Eberspacher, and Lawrence E. Miller.

               (c) The Second Options shall be granted under the same form of option agreement as the Option Agreement, except for the number of shares and except that vesting shall be in increments of 25% on the four succeeding anniversaries of the date of grant. If the Second Options have not been granted in full at the time of a Major Transaction (as defined in the Option Agreements), any ungranted Second Options shall be treated as having been granted to the Key Executives in proportion to the number of shares originally covered by the First Options and the Key Executives shall receive the special distributions contemplated by Section 2 of the Option Agreement.

          5.   Repurchase Right of the Company.
               -------------------------------

               (a) In the event the Executive dies, retires, becomes Disabled (as defined below) or ceases to be employed or retained by the Company or one of its subsidiaries or other affiliates, for any reason (a "Termination"), the Executive Securities (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase by the Company, and, if applicable, one or more of the Sponsor Holders (as determined by subparagraph (f), below) pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Right"). As used herein, the term "Disabled" shall mean the Executive's inability, due to illness, accident, injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations to the Company as an employee thereof or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

               (b) The purchase price for each share of Common Stock included in the Executive Securities will be the net book value thereof at the date of such Termination; provided, however, that if the Repurchase Right is triggered by a Termination constituting a Special Termination Event (as defined below) then the purchase price for each such share of Common Stock will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of the date of such Special Termination Event. As used herein, the term "Special Termination Event" shall mean (i) the death of the Executive, (ii) the retirement by the Executive at or after age 59, (iii) a termination by Stationers of the Executive's employment under the Employment Agreement dated as of the date hereof between Stationers and the Executive without Cause (as such term is defined in such Employment Agreement), (iv) a termination of employment due to the Executive becoming Disabled, or (v) a termination of employment (other than for Cause) at a time that there is a public market for shares of Common Stock of the Company.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Company's exercise of the Repurchase Right in connection with any Termination shall be the redemption value of $1,000 per share plus any accrued but unpaid dividends thereon, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction (the "Preferred Stock Price").

               (d) The purchase price for any vested share of Common Stock covered by an Option ("Option Share") included in the Executive Securities with respect to the Company's exercise of the Repurchase Right shall be equal to the product of (i) the price which would apply to a share of Common Stock (determined by the method set forth in subparagraph (b) above) minus the exercise price therefor and (ii) the number of Option Shares which may be acquired at the time of such purchase, according to the vesting and exercise schedule in the Option Agreement or other option agreement entered into by the Executive (the "Option Share Price").

               (e) The Company shall have a first option to acquire the Executive Securities pursuant to the Repurchase Right and may elect to purchase all or any portion of the Executive Securities included therein by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within 30 days after the Termination or, in case of the death of the Executive, within 30 days after the Company first becomes aware of the Executive's death. The Repurchase Notice shall set forth the amount and price of the Executive Securities to be acquired from such holder or holders, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The

Executive Securities to be repurchased by the Company first shall be satisfied to the extent possible from the Executive Securities held by the Executive (or the Executive's estate) at the time of delivery of the Repurchase Notice. If the Executive Securities then held by the Executive (or the Executive's estate) are less than the Executive Securities the Company has elected to purchase, the Company shall purchase the remaining Executive Securities from the transferee holder(s) of the Executive Securities pro rata according to the amount held by such transferee holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest full share).

               (f) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Right, the Sponsor Holders who qualify as "accredited investors" under Regulation D of the Securities Act (the "Accredited Holders") may exercise the Repurchase Right for the Executive Securities the Company has not elected to purchase (the "Available Securities"). As soon as practicable after the Company has determined that there will be Available Securities, the Company shall give written notice (the "Company Notice") to the Accredited Holders, setting forth the amount and nature of Available Securities and the purchase price for the Available Securities. Each of the Accredited Holders may select the amount and type of the Available Securities (if any) that such Accredited Holder elects to purchase by giving written notice thereof to the Company within 20 days after the Company Notice has been given to such Accredited Holder by the Company. If the Accredited Holders collectively select a number of shares of Available Securities greater than the amount of Available Securities available, then all Available Securities shall be allocated pro rata among the Accredited Holders electing to participate, based upon the number of shares of each type of Executive Securities subscribed for by each such Accredited Holder. As soon as practicable, and in any event within 5 days after the expiration of the 20-day period set forth above, the Company shall notify each proposed transferor of Executive Securities as to the number of shares of Executive Securities being purchased from such transferor by the Company and each Accredited Holder (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice, the Company also shall deliver written notice to the Accredited Holders electing to participate, setting forth the type and number of shares of Executive Securities the Accredited Holders electing to participate are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

               (g) The closing of the purchase of the Executive Securities pursuant to any exercise of the Repurchase Right shall take place on the latest date designated by the Company in the

Repurchase Notice or Supplemental Repurchase notice, which date shall not be more than 30 days nor less than 10 days after the delivery of the later of either such notice to be delivered. The Company and/or the Accredited Holders electing to participate shall pay for the Executive Securities to be purchased pursuant to the Repurchase Right in cash by a bank cashier's check, certified check or by wire transfer. If at the time of consummation of any exercise of a Repurchase Right by the Company, the terms and provisions of the credit facilities of the Company or of its subsidiary, Associated Stationers, Inc. ("Stationers"), effectively prevent the Company from paying the purchase price for the Executive Securities to be purchased in cash, then the portion of such purchase price in excess of the amount the Company is so permitted to pay in cash, if any (the "Excess Amount"), may be paid by the Company by delivery of the Company's subordinated promissory note or notes, which note or notes in the aggregate shall (i) be payable in seven equal annual installments of principal payable on each of the first seven anniversaries of such purchase, (ii) be prepayable at any time in the inverse order of maturity without any penalty,
(iii) bear interest at the applicable long-term federal rate in effect at the time of the issuance of the note or notes (plus 100 basis points), and (iv) be subordinated in right of payment and upon liquidation to any senior indebtedness of the Company and/or Stationers. Accrued interest on the note or notes will be payable on the dates that the installments of principal are payable. Notwithstanding anything in this subsection to the contrary, any payments under the subordinated notes described above shall be subject to any restrictions or limitations on such payments contained in (i) the Debt Agreements (as defined below) and (ii) any and all applicable state and federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority. As used herein the term "Debt Agreements" shall mean the Credit Agreement dated as of January 31, 1992 among the Company, Associated Stationers, Inc., The Chase Manhattan Bank (National Association), as agent, and the lenders which become parties thereto and the notes and other documents and instruments executed and delivered in connection therewith, as such Credit Agreement and notes and other documents and instruments may from time to time be amended or supplemented, and any agreements evidencing any renewal, extension, refinancing, refunding or replacement thereof.

               (h) In the event of the termination of a marital relationship of the Executive and his spouse by divorce or annulment and the Executive does not acquire all Executive Securities or interests therein ("Divorce Securities") awarded to his spouse (the "Divorced Spouse") within 30 days from the date such Divorce Securities are so awarded (the "Divorce Securities Determination Date"), then the Executive shall give the Company written notice of such Divorce Securities Determination Date within 20 days thereof (the "Divorce Notice"), which notice shall describe the Divorce Securities passing to the Divorced Spouse in connection therewith. Upon receipt of the Divorce Notice, the Company shall have the option to purchase any and all Divorce Securities awarded to the Divorced Spouse (the "Divorce Call Right").

               (i) The purchase price for each share of Common Stock included in the Divorce Securities to be repurchased by the Company pursuant to any exercise of the Divorce Call Right at any time shall be the net book value thereof at the date of the exercise of the Divorce Call Right by the Company.

              (ii) The purchase price for each share of Preferred Stock included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Preferred Stock Price.

             (iii) The purchase price for any vested Option Share included in the Divorce Securities with respect to the Company's exercise of the Divorce Call Right at any time shall be equal to the Option Share Price.

              (iv) Within 30 days after the date the Company receives the Divorce Notice, the Company shall notify the Divorced Spouse in writing (the "Company Divorce Election Notice") of the number of Divorce Securities that the Company desires to purchase and the date for the closing of such purchase which shall not be more than 60 days nor less than 10 days after the date the Divorced Spouse receives the Company Divorce Election Notice.

               (v) At the closing of the purchase by the Company of any Divorce Securities hereunder, the Company shall pay the applicable purchase price therefor in the same manner and on the same terms and conditions as set forth in Section 5(a) hereof.

          6.   Executive Put Rights.
               --------------------

               (a) In the event the Executive dies, retires at or after age 59, or becomes Disabled (each a "Put Termination Event"), the Executive or his estate, as applicable (for purposes of this Section 6 all references to the "Executive" shall include reference to his estate if applicable), may require the Company to repurchase any or all of the Executive Securities then held by the Executive (the "Executive Put Right").

               (b) The purchase price for each share of Common Stock included in the Executive Securities to be put to the Company pursuant to any exercise of the Executive Put Right at any time will be the fair market value thereof (as determined in good faith by the Board of Directors of the Company) as of date of such Put Termination Event.

               (c) The purchase price for each share of Preferred Stock included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right in connection with any Put Termination Event shall be equal to the Preferred Stock Price.

               (d) The purchase price for any vested Option Share included in the Executive Securities with respect to the Executive's exercise of the Executive Put Right at any time shall be equal to the Option Share Price.

               (e) To effectively exercise an Executive Put Right hereunder, the Executive shall give the Company written notice (the "Executive Put Notice") to the Company within 90 days after a Put Termination Event. The Executive Put Notice shall set forth the amount and price of the Executive Securities to be put to the Company. Within 60 days after the receipt by the Company of the Executive Put Notice, the Company shall notify the Executive of the determination by the Board of Directors of the Company of the fair market value of any Common Stock included in the Executive Securities (the "Company Put Response"). Within 20 days after the receipt by the Executive of the Company Put Response, the Executive shall notify the Company in writing (the "Supplemental Executive Put Notice") of his election to either (i) consummate the proposed Executive Put Right based on the fair market value of the Common Stock included in the proposed Executive Securities as determined by the Board of Directors of the Company; (ii) withdraw the Common Stock included in the Executive Securities from the exercise of the proposed Executive Put Right and continue to put Executive Securities, other than Common Stock, to the Company pursuant to the proposed exercise of the Executive Put Right; or (iii) withdraw all Executive Securities proposed to put to the Company pursuant to the proposed exercise of the Executive Put Right. The Supplemental Executive Put Notice shall also set forth the closing date for the consummation of any such exercise of the Executive Put Right. The closing of the purchase of the Executive Securities pursuant to an exercise of the Executive Put Right shall take place on the date designated in the Supplemental Executive Put Notice, which date shall not be more than 60 days nor less than 10 days after the delivery thereof to the Company. The Company shall be obligated to pay for the Executive Securities described in the Supplemental Executive Put Notice on the same terms and conditions as set forth in Section 5(g) hereof.

               (f) The Executive Put Right described in this Section 6 shall be considered personal to the Executive and shall not be transferrable to any purchaser or other holder of any

Executive Securities other than the Executive's estate and the personal representative or administrator thereof.

          7.   Ancillary Agreements.  At Closing, the Executive agrees to
               --------------------
execute and deliver to and for the benefit of the Company, Stationers, and/or the other parties thereto, the Option Agreement attached hereto as Exhibit B,
                                                                   ---------
the Registration Rights Agreement attached hereto as Exhibit D, the Voting Trust
                                                     ---------
Agreement attached hereto as Exhibit E, and the Stockholders Agreement attached
                             ---------
hereto as Exhibit F (such agreements being collectively referred to herein as
          ---------
the "Ancillary Agreements" and individually as an "Ancillary Agreement").

          8.   Additional Covenants of the Company.  In addition to the other
               -----------------------------------
covenants and agreements of the Company contained herein the Company agrees, and agrees to cause Stationers, if applicable, to comply with the following agreements.

               (a) The Company understands that the Key Executives as a group have engaged the law firm of Jones, Day, Reavis & Pogue as legal counsel to the Key Executives. The Company has been advised that Boise Cascade Corporation or one or more of its affiliates (collectively, "Boise") has agreed to reimburse the Key Executives, as a group, for the first $15,000 of the legal fees and the costs and expenses associated therewith incurred by the Key Executives in connection with the Key Executives' participation in the acquisition by the Company and Stationers of the properties, assets, and business of Boise Cascade Office Products Corporation associated with or otherwise relating to its wholesale division and the equity and debt financing transactions associated therewith (collectively, the "Acquisition"). The Company hereby agrees to reimburse, or cause Stationers to reimburse, the Key Executives, as a group, for all legal fees, costs, and expenses of Jones, Day, Reavis & Pogue incurred by the Key Executives, as a group, in connection with their participation in the Acquisition which are in excess of the first $15,000 so incurred and up to an additional $15,000 in the aggregate, subject to verification and approval by the Company. Any portion of such legal fees, costs, and expenses in excess of $30,000 or for which the Key Executives do not receive reimbursement from Boise as contemplated shall not be the responsibility of the Company or Stationers.

               (b) The initial chief financial officer of Stationers hired by the board of directors of Stationers shall be given the opportunity to purchase shares of Common Stock and Preferred Stock of the Company in the same ratio as the Executive and for the purchase price of not less than the fair market value of such shares at the time of purchase, as determined in good faith by the board of directors of the Company. The maximum dollar amount of the shares of Common Stock and Preferred Stock to be reserved for purchase by such initial chief financial officer shall be no more than $147,500. Any purchase of shares of Common Stock and Preferred Stock of the Company by such initial chief financial officer shall dilute all holders of Common Stock and Preferred Stock on a ratable basis.

               (c) The Company and/or Stationers shall pay all closing fees payable to the senior lenders to Stationers and the Company and shall pay closing fees aggregating not more than $1,500,000 to the Sponsor Holders and Good Capital Co., Inc. After the Closing, the total amount of all management, directors, and other recurrent fees payable by the Company or Stationers to the Sponsor Holders and Good Capital Co., Inc. will not exceed $350,000 to Wingate Partners, L.P. and a total of $150,000 to Cumberland Capital Corporation and Good Capital Co., Inc., unless escalated in good faith by the board of directors of the Company. If there is an extraordinary transaction affecting the Company, such as a recapitalization, refinancing or sale, the board of directors of the Company may retain the services of one or more of such parties in connection therewith if it determines that the services and fee structure therefor will be fair to the Company.

               (d) The Company will, at Closing, provide to Michael D. Rowsey, as the representative of each Key Executive, complete information and documentation concerning the following matters and all other matters material to the Key Executives' investment in the Company and employment with Stationers:

                   (i) the various classes of Common Stock and Preferred Stock and warrants to be issued in respect thereof, including the purchase price for such Common Stock and Preferred Stock and the exercise prices in respect of the warrants;

                  (ii) all fees and expenses arising in respect of the Acquisition and any subsequent management or other fees including those to be paid to the Sponsor Holders or their affiliates;

                 (iii) loan agreements and other financing documents;

                  (iv) any other material agreements to be executed or commitments made as a part of the transaction; and

                   (v) available business plans and projections.

          9.   Conditions Precedent to Obligation of the Executive.  The
               ---------------------------------------------------
obligation of the Executive to purchase the Common Stock and Preferred Stock to be purchased by the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by Executive of the following conditions:

               (a) The Company shall have performed and complied with the covenants and agreements contained in this Agreement required to be performed with and complied with by the Company prior to or at the Closing.

               (b) The Executive shall have received a counterpart of this Agreement and each Ancillary Agreement, duly executed and delivered by Holdings and/or Stationers, as applicable.

          10.  Conditions Precedent to Obligation of Wingate and ASI.  The
               -----------------------------------------------------
obligations of Wingate and ASI, to sell the Wingate Portion and the ASI Portion to be sold to the Executive hereunder is subject, at the Closing, to the satisfaction or waiver by the Company of the following conditions:

               (a) All representations and warranties made by the Executive herein shall be true and correct as of the Closing with the same effect as if such representations and warranties had been made as of the Closing.

               (b) The Executive shall have performed and complied with the covenants and agreements contained herein required to be performed with and complied with by the Executive prior to or at the Closing.

               (c) The Acquisition and all transactions contemplated thereby shall have been consummated as of the Acquisition Closing.

               (d) The Company, Wingate, and ASI shall have received the opinion of counsel described in Section 8(a) above in form and substance satisfactory to the Company, Wingate, and ASI to the effect that any IRA purchaser hereunder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and covering such other matters as are reasonably requested by the Company.

          11.  Termination.  The rights and obligations of the Company, the
               -----------
Sponsor Holders, and/or the Executive relating to repurchases of Executive Securities pursuant to the provisions of Sections 5 and 6 hereof shall terminate
(i) upon the consummation of a Qualified Public Offering (as defined below);
(ii) upon the written consent of the Company and the holders of 66-2/3% or more of the Executive Securities; or (iii) in any event, the earlier of 10 years from the date hereof or the dissolution of the Company. As used herein, the term "Qualified Public Offering" shall mean the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in the public ownership of not less than 20% of the Common Stock of the Company on a fully-diluted basis, which shares of Common Stock are listed upon the New York Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System and which offering shall have resulted in the receipt by the Company and any selling stockholders of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with the offerings) of at least $37.5 million.

          12.  Specific Performance.  In the event of any controversy concerning
               --------------------
the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

          13.  Waiver.  The failure of either party to insist, in any one or
               ------
more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          14.  Notices.  Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed by registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the address indicated by the stock records of the Company, or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

          15.  Severability.  In the event that any provision shall be held to
               ------------
be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable.

          16.  Amendment.  This Agreement may be amended only by an agreement in
               ---------
writing signed by the parties hereto.

          17.  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues concerning the relative rights of the Company, Executive, and the Sponsor Holders related to the Executive Securities. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

          18.  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          19.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          20.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of and shall be enforceable by and against Executive's heirs, beneficiaries, and legal representatives. It is agreed that the rights and obligations of Executive may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all the Company's stock or assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder.

          21.  Limitation as to Partial Purchase.  Notwithstanding the
               ---------------------------------
provisions of Sections 5 and 6 hereof, if less than all of the Executive Securities will be purchased under Sections 5 or 6, at the request of either the purchaser or purchasers or the Executive, the aggregate consideration to be paid shall be applied as follows: 63% of the consideration shall be used to purchase shares of Common Stock and 37% shall be used to purchase shares of Preferred Stock.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.


                                    WINGATE PARTNERS, L.P.,

                                    By:  Wingate Management Company, L.P., its
                                         general partner


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       general partner



                                    ASI PARTNERS, L.P.,

                                    By:  Cumberland Capital Corporation, its
                                         general partner

                                    By:___________________________
                                       Gary G. Miller,
                                       President




                                    ASSOCIATED HOLDINGS, INC.


                                    By:___________________________
                                       Thomas W. Sturgess,
                                       Chairman and Chief
                                       Executive Officer

                                       Address:
                                       c/o Wingate Partners, L.P.
                                       750 North St. Paul
                                       Suite 1200
                                       Dallas, Texas 75201
                                       Attn: Chairman of the Board
                                       Telecopy: 214-871-8799

                                               _________________________________
                                               Robert W. Eberspacher

                                                 Address:
                                                 6907 Huntfield Drive
                                                 Charlotte, North Carolina 28226


                                        Number  Purchase Price
                                        ------  --------------

Common Shares (Wingate Portion)          6,688        $ 66,880
Preferred Shares (Wingate Portion)          40        $ 40,000
Common Shares (ASI Portion)              2,600        $ 26,000
Preferred Shares (ASI Portion)              14.5      $ 14,500

                    Totals               ________   ___________
                         (Common)        9,288        $147,380
                         (Preferred)        54.5


          The undersigned, being the spouse of the Executive as of the date hereof, executes and delivers this Agreement to evidence her understanding of and intent to be bound by the provisions of this Agreement to the extent applicable to her and her rights and obligations.



                                               _______________________________
                                               [Spouse of Executive]

                                LIST OF EXHIBITS
                                ----------------

Exhibit A    --   1992 Management Stock Option Plan
- -----------

Exhibit B    --   Option Agreement
- -----------

Exhibit C    --   Allocation of Options
- -----------

Exhibit D    --   Registration Rights Agreement
- -----------

Exhibit E    --   Voting Trust Agreement
- -----------

Exhibit F    --   Stockholders Agreement
- -----------

                                   EXHIBIT C
                                   ---------

                             Allocation of Options
                             ---------------------


                         Percentage
                         -----------

Michael D. Rowsey              30.8

Daniel J. Schleppe             26.2

Robert D. Eberspacher          23.8

Lawrence E. Miller             19.2
                              -----
                              100.0%